                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  SILICON VALLEY BANCSHARES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                              REGISTRANT
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                               [INSERT LOGO HERE]

                                                                PRELIMINARY COPY
                           SILICON VALLEY BANCSHARES

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            THURSDAY, APRIL 18, 1996
                                   4:00 P.M.

TO THE SHAREHOLDERS:

    I am pleased to invite you to attend the 1996 Annual Meeting of Shareholders of Silicon Valley Bancshares, which will be held at the Renaissance Meeting Center at Techmart, Silicon Valley Room, 5201 Great America Parkway, Santa Clara, California 95054, on Thursday, April 18, 1996, 4:00 p.m., local time. The purposes of the meeting are to:

    1. Elect Directors to serve for the ensuing year and until their successors are elected.

    2. Approve an amendment to the Silicon Valley Bancshares 1989 Stock Option Plan.

    3. Approve an amendment to the Company's Bylaws to change the authorized range of Directors.

    4. Ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors.

    5.  Transact such other business as may properly come before the meeting.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE ENCOURAGED TO MARK YOUR VOTES, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Any shareholder attending the meeting may vote in person even if such shareholder has previously returned a proxy card.

    Only shareholders of record on February 19, 1996 will be entitled to vote at the meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Daniel J. Kelleher
                                          CHAIRMAN OF THE BOARD

Santa Clara, California
March 1, 1996

ALTHOUGH YOU MAY PRESENTLY PLAN TO ATTEND THE MEETING, PLEASE INDICATE ON THE ENCLOSED PROXY CARD YOUR VOTE ON THE MATTERS PRESENTED AND SIGN, DATE AND RETURN THE PROXY CARD. IF YOU DO ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME. WE ENCOURAGE YOU TO VOTE FOR THE ELECTION OF ALL TEN (10) NOMINEES FOR DIRECTORS, FOR APPROVAL OF THE AMENDMENT TO THE SILICON VALLEY BANCSHARES 1989 STOCK OPTION PLAN, FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S BYLAWS, AND FOR RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                      PROXY STATEMENT -- TABLE OF CONTENTS

MATTER                                                                                                          PAGE
-----------------------------------------------------------------------------------------------------------     -----
Information Concerning the Proxy Solicitation..............................................................           1
Proposal No. 1 -- Election of Directors*...................................................................           3
Security Ownership of Directors and Executive Officers.....................................................           5
Information on Executive Officers..........................................................................           6
Report of the Personnel and Compensation Committee of the Board on Executive Compensation..................           7
Return to Shareholders Performance Graph...................................................................          11
Table 1 -- Summary Compensation............................................................................          12
Table 2 -- Option Grants in Fiscal Year 1995...............................................................          13
Table 3 -- Aggregated Option Exercises in Fiscal Year 1995 and Fiscal Year-End Option Values...............          14
Termination Arrangements...................................................................................          14
Board Committees and Meeting Attendance....................................................................          18
Director Compensation......................................................................................          19
Security Ownership of Certain Beneficial Holders...........................................................          20
Compliance with Section 16(a) of the Exchange Act..........................................................          21
Certain Relationships and Related Transactions.............................................................          21
Proposal No. 2 -- Approval of Amendment to the 1989 Stock Option Plan*.....................................          22
Table 4 -- Amended Plan Benefits Table.....................................................................          23
Proposal No. 3 -- Approval of Amendment to Bylaws*.........................................................          29
Proposal No. 4 -- Ratification of Appointment of Independent Auditors*.....................................          30
Shareholder Proposals -- 1997 Annual Meeting...............................................................          30
1995 Annual Report.........................................................................................          30
Other Matters..............................................................................................          31

------------------------
*Denotes Items to be Voted on at the Meeting

               Mailed to shareholders on or about March 11, 1996

                            ------------------------

                                PROXY STATEMENT
                                       OF
                           SILICON VALLEY BANCSHARES
                               3003 TASMAN DRIVE
                         SANTA CLARA, CALIFORNIA 95054

                            ------------------------

                 INFORMATION CONCERNING THE PROXY SOLICITATION

GENERAL

    This Proxy Statement is furnished in connection with the solicitation of the enclosed Proxy by, and on behalf of, the Board of Directors of Silicon Valley Bancshares, a California corporation and bank holding company (the "Company") for Silicon Valley Bank (the "Bank"), for use at the 1996 Annual Meeting of Shareholders of the Company to be held in the Silicon Valley Room at the Renaissance Meeting Center at Techmart, 5201 Great America Parkway, Santa Clara, California 95054, ON THURSDAY, APRIL 18, 1996 AT 4:00 P.M., local time and at all postponements or adjournments thereof (the "Meeting"). Only shareholders of record on February 19, 1996 (the "Record Date") will be entitled to vote at the Meeting and any postponements or adjournments thereof. At the close of business on the Record Date, the Company had 9,119,205 outstanding shares of its no par value Common Stock (the "Common Stock") held by 687 shareholders of record.

    The Company's principal executive offices are located at 3003 Tasman Drive, Santa Clara, CA 95054 and its telephone number at that location is (408) 654-7400.

VOTING

    Shareholders of the Company's Common Stock are entitled to one vote for each share held, except that for the election of directors, each shareholder has cumulative voting rights entitling the shareholder to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of directors to be elected. A shareholder may cast all his or her votes for a single candidate or distribute such votes among as many of the candidates he or she chooses (up to a maximum of the number of directors to be elected). However, no shareholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) for a candidate unless such candidate's or candidates' names have been placed in nomination prior to the voting in accordance with Section
2.11 of the Bylaws of the Company and the shareholder (or any other shareholder) has given notice at the meeting prior to the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates properly placed in nomination. The Proxy Holders are given discretionary authority under the terms of the Proxy to cumulate votes represented by shares for which they are named Proxy Holders.

    Section 2.11 of the Bylaws of the Company governs nominations for election of members of the Board of Directors, as follows: nominations for election of members of the Company's Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Company entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the Secretary of the Company not less than twenty-one (21) days nor more than sixty (60) days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than twenty-one (21) days notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the Secretary of the Company not later than the close of business on the tenth day following the day on which the notice of the meeting was mailed; provided further, that if notice of such meeting is sent by third-class mail as permitted by the Bylaws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of Common Stock of the Company owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of Common Stock of the Company owned by the notifying shareholder. Nominations not made in accordance herewith may, at the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the Inspector of Election can disregard all votes cast for each such nominee.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

    While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this matter. Accordingly, abstentions will have the same effect as a vote against the proposal.

    Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast (such as the amendment of the 1989 Stock Option Plan). However, with respect to a proposal that requires a majority of the outstanding shares (such as the amendment to the Bylaws), a broker non-vote has the same effect as a vote against the proposal.

REVOCABILITY OF PROXIES

    Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke the Proxy at any time prior to its exercise. A Proxy is revocable prior to the Meeting by delivering either a written instrument revoking it or a duly executed Proxy bearing a later date to the Secretary of the Company. Such Proxy is also revoked if the shareholder is present at the Meeting and votes in person.

SOLICITATION

    This solicitation of proxies is made by, and on behalf of, the Board of Directors of the Company. The Company will bear the entire cost of preparing, assembling, printing and mailing Proxy materials furnished by the Board of Directors to shareholders. Copies of Proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Company's Common Stock. In addition to the solicitation of Proxies by use of the mail, some of the officers, directors and regular employees of the Company and the Bank may (without additional compensation) solicit Proxies by telephone or personal interview, the costs of which the Company will bear.

    Unless otherwise instructed, each valid returned Proxy that is not revoked will be voted in the election of directors "FOR" the nominees to the Board of Directors, "FOR" the proposed amendment to the Company's 1989 Stock Option Plan, "FOR" approval of the amendment to the Company's Bylaws, "FOR" ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors, and at the Proxy Holders' discretion on such other matters, if any, as may properly come before the Meeting or any postponement or adjournment thereof (including any proposal to adjourn the Meeting).

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES

    The Company's Bylaws currently provide for a range of from ten (10) to nineteen (19) directors and permit the exact number to be fixed by the Board. Effective as of April 18, 1996, the Board has fixed the exact number of directors at ten (10).

NOMINEES FOR DIRECTOR

    All Proxies will be voted "FOR" the election of the following ten (10) nominees recommended by the Board of Directors, all of whom are incumbent directors, unless authority to vote for the election of directors is withheld. All of the nominees have served as directors of the Company since the last Annual Meeting of Shareholders, except David M. deWilde. Mr. deWilde recently was appointed to the Board of Directors by the Board to fill a vacancy. All incumbent directors are nominees for re-election to the Board. If any of the nominees should unexpectedly decline or be unable to act as a director, the Proxies may be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those listed below. Directors of the Company serve until the next annual meeting of shareholders or until their successors are elected and qualified.

    The names and certain information about each of the Company's nominees for director as of the Record Date are set forth below.

                                              (1)    PRINCIPAL OCCUPATION OR EMPLOYMENT                             DIRECTOR
        NAME OF DIRECTOR              AGE     (2)    OTHER BUSINESS AFFILIATIONS AND PUBLIC COMPANY DIRECTORSHIPS     SINCE
---------------------------------     ---     -------------------------------------------------------------------  -----------
Gary K. Barr                          51            (1)  President  and  Chief Executive  Officer,  Pacific Coast        1982
                                                          Capital  (a  real  estate  investment  and   management
                                                          company), Carbondale, Colorado since August 1992.
                                                    (2)  President  and Chief Executive Officer, Landsing Pacific
                                                          Fund  (a   California   real  estate   investment   and
                                                          management  company) from 1984  to August 1992. Interim
                                                          Acting Chief Executive Officer  of the Company and  the
                                                          Bank from January 1993 to May 1993.

James F. Burns, Jr.                   58            (1)  Executive  Vice President  and Chief  Financial Officer,        1994
                                                          CBR Information Group (a credit and mortgage  reporting
                                                          company), Houston, Texas since September 1988.
                                                    (2)  Executive  Vice President  and Chief  Financial Officer,
                                                          Integratec,   Inc.   (a   company   providing    credit
                                                          origination, servicing, and collection services and the
                                                          parent  company  of  CBR  Information  Group  prior  to
                                                          spin-off of CBR in 1993) from 1988 to 1993.

                                              (1)    PRINCIPAL OCCUPATION OR EMPLOYMENT                             DIRECTOR
        NAME OF DIRECTOR              AGE     (2)    OTHER BUSINESS AFFILIATIONS AND PUBLIC COMPANY DIRECTORSHIPS     SINCE
---------------------------------     ---     -------------------------------------------------------------------  -----------
John C. Dean                          48            (1)  President and Chief Executive Officer of the Company and        1993
                                                          the Bank  since May  1993.  Also, see  "Information  on
                                                          Executive Officers" below.
                                                    (2)  Advisory  Member of Board of Directors, American Central
                                                          Gas Companies, Inc., Tulsa, Oklahoma since August 1994.

David M. deWilde                      55            (1)  Founder  and  Managing   Director,  Chartwell   Partners        1995
                                                          International,  Inc. (an  executive search  firm) since
                                                          1989.
                                                    (2)  Director,  Berkshire  Realty   Company,  Inc.,   Boston,
                                                          Massachusetts since 1993.

Clarence J. Ferrari, Jr., Esq.        61            (1)  Founder  and  Principal,  Ferrari,  Alvarez,  Olsen  and        1983
                                                          Ottoboni (Attorneys-at-Law), San Jose, California since
                                                          1981.

Henry M. Gay                          71            (1)  Retired.                                                        1982
                                                    (2)  Founder  and  Director,  Triad  Systems  Corporation  (a
                                                          computer software company), Livermore, California since
                                                          1971.

Daniel J. Kelleher (1)                53            (1)  Private Investor, Los Altos Hills, California.                  1986

James R. Porter                       60            (1)  President,  Chief Executive Officer, and Director, Triad        1994
                                                          Systems  Corporation  (a  computer  software  company),
                                                          Livermore, California since September 1985.
                                                    (2)  Member  of Board of Directors,  Brock Control Systems (a
                                                          sales automation company), Atlanta, Georgia since April
                                                          1993.

Michael Roster, Esq. (2)              50            (1)  General   Counsel,   Stanford   University,    Stanford,        1994
                                                          California since August 1993.
                                                    (2)  From  1987 to 1993, partner in  the national law firm of
                                                          Morrison & Foerster.

Ann R. Wells                          52            (1)  Chief Executive Officer,  Ann Wells Personnel  Services,        1986
                                                          Inc.  (a personnel agency), Sunnyvale, California since
                                                          January 1980.

------------------------
(1) Chair of the Company Board and the Bank Board.
(2) Vice-Chair of the Company Board and the Bank Board.

VOTE REQUIRED

    The ten (10) nominees for directors receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth information regarding beneficial ownership as of the Record Date of the Company's Common Stock by each of the Company's directors, by each of the executive officers named in the Summary Compensation Table and by all current directors and executive officers as a group. Unless otherwise noted, the respective nominees have sole voting and investment power with respect to the shares shown in the table as beneficially owned.

                                                                    AGGREGATE NUMBER OF SHARES       PERCENT OF
NAME                                                                    BENEFICIALLY OWNED       OUTSTANDING SHARES
------------------------------------------------------------------  --------------------------  ---------------------
DIRECTORS
Gary K. Barr......................................................              53,725                      .59%
James F. Burns, Jr................................................               5,000                      .06%
John C. Dean *....................................................             175,850(a)(j)               1.98%
David M. deWilde..................................................               2,283                      .03%
Clarence J. Ferrari, Jr., Esq.....................................              75,712(b)                   .83%
Henry M. Gay......................................................              21,051                      .23%
Daniel J. Kelleher................................................              90,381(c)                   .99%
James R. Porter...................................................               4,375                      .05%
Michael Roster, Esq...............................................               7,000                      .08%
Ann R. Wells......................................................              88,930(d)                   .98%
EXECUTIVE OFFICERS
Glen Blackmon.....................................................              36,932(e),(k)               .40%
A. John Busch.....................................................              31,681(f),(l)               .35%
John C. Dean......................................................        (See listing above under "Directors")
James F. Forrester................................................              56,044(g),(m)               .62%
Richard H. Harding................................................              33,069(h),(n)               .36%
Glen G. Simmons...................................................              26,924(i),(o)               .30%
All current directors and executive officers as a group (15
 persons).........................................................             708,957**                   7.77%

------------------------
Includes (1) the following number of shares subject to options where the options are exercisable within 60 days after the Record Date and (2) the following number of shares under the Company's Employee Stock Ownership Plan:

(1)                       (1) (Continued)           (2)
(a) 50,000 shares         (f) 26,405 shares         (j) 48,159 shares
(b)  6,893 shares         (g) 33,410 shares         (k)  2,598 shares
(c)  9,193 shares         (h) 26,405 shares         (l)  2,978 shares
(d)  9,193 shares         (i) 24,060 shares         (m) 10,387 shares
(e) 24,060 shares                                   (n)  2,804 shares
                                                    (o)  2,597 shares

* Share ownership shown does not include 10,000 shares in the aggregate held in two trusts for which Mr. Dean's brother serves as trustee for the benefit of Mr. Dean's two daughters, as to which shares Mr. Dean disclaims beneficial ownership.

** Includes 209,619 shares subject to options where the options are exercisable within 60 days after the Record Date.

                       INFORMATION ON EXECUTIVE OFFICERS

    The positions and ages as of the Record Date of the executive officers of the Company are as set forth below. There are no family relationships among directors or executive officers of the Company.

                                                                                                                EMPLOYEE
NAME AND POSITION                         AGE                         BUSINESS EXPERIENCE                         SINCE
------------------------------------      ---      ----------------------------------------------------------  -----------
John C. Dean                                  48   Prior to joining the Company and the Bank in May 1993, Mr.     1993
  President, Chief Executive Officer                Dean served as President and Chief Executive Officer of
  and Director of the Company and                   Pacific First Bank, a $6.5 billion federal savings bank
  the Bank                                          headquartered in Seattle, Washington from December 1991
                                                    until April 1993. From 1990 to 1991, Mr. Dean served as
                                                    Chairman and Chief Executive Officer of First Interstate
                                                    Bank of Washington and from 1986 to 1990, Chairman and
                                                    Chief Executive Officer of First Interstate Bank of
                                                    Oklahoma.
Glen Blackmon                                 40   Mr. Blackmon joined the Bank in August 1993 as Executive       1993
  Executive Vice President, Chief                   Vice President and Chief Information Officer. He assumed
  Financial Officer and Chief                       the role of Chief Financial Officer of the Company and
  Information Officer of the Company                the Bank in September 1995. Prior to joining the Bank,
  and the Bank                                      Mr. Blackmon served as President and Chief Information
                                                    Officer of Boatmen's Information Systems of Iowa,
                                                    formerly known as First Interstate Information Systems of
                                                    Iowa, Inc., from March 1990 to April 1993.
A. John Busch                                 41   Mr. Busch served as Executive Vice President and Chief         1993
  Executive Vice President, Chief                   Lending and Credit Officer at First National Bank in San
  Credit Officer and General Counsel                Diego, California from January 1992 until joining the
  of the Company and the Bank                       Bank in August 1993. From 1982 until January 1992, Mr.
                                                    Busch held increasingly responsible positions with Union
                                                    Bank in Los Angeles, California in the merchant banking
                                                    and legal departments.
James F. Forrester                            52   Mr. Forrester joined the Bank in 1987 as Senior Vice           1987
  Executive Vice President and                      President of Operations and Administration. In 1990, Mr.
  Manager of the Bank's Strategic                   Forrester founded the Bank's Southern California office
  Financial Services Group                          and managed that office until August 1993. Prior to
                                                    becoming manager of the Bank's Strategic Financial
                                                    Services Group in January 1996, Mr. Forrester managed the
                                                    Bank's Special Industries Group and Northern California
                                                    Technology Group from August 1993 to December 1995.

                                                                                                                EMPLOYEE
NAME AND POSITION                         AGE                         BUSINESS EXPERIENCE                         SINCE
------------------------------------      ---      ----------------------------------------------------------  -----------
Richard H. Harding                            51   Since joining the Bank in April 1993, Mr. Harding has held     1993
  Executive Vice President of the                   various positions in the Bank, including Manager of the
  Bank                                              Bank's Strategic Financial Services Group from April 1993
                                                    to December 1995. In January 1996, Mr. Harding assumed
                                                    the position of Executive Vice President of Special
                                                    Projects. Prior to joining the Bank, Mr. Harding served
                                                    as a Partner in the Private and Business Banking Division
                                                    of Pacific First Bank (a federal savings bank) from
                                                    January 1992 until April 1993. From August 1973 until
                                                    January 1992, Mr. Harding held increasingly responsible
                                                    positions in First Interstate Bank of Washington's
                                                    Corporate Banking Division.
Glen G. Simmons                               54   Mr. Simmons joined the Bank in July 1993 as Executive Vice     1993
  Executive Vice President of Human                 President of Human Resources and Administration. Prior to
  Resources and Administration of                   joining the Bank, Mr. Simmons served as Senior Vice
  the Bank                                          President and Director of Human Resources for First
                                                    Interstate Bank of Washington from November 1991 to June
                                                    1993. From February 1985 to November 1991, Mr. Simmons
                                                    held increasingly responsible positions in the Human
                                                    Resources Division of First Interstate Bank of
                                                    Washington.

             REPORT OF THE PERSONNEL AND COMPENSATION COMMITTEE OF
                      THE BOARD ON EXECUTIVE COMPENSATION

    THE REPORT OF THE PERSONNEL AND COMPENSATION COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (THE "EXCHANGE ACT"), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THE INFORMATION CONTAINED IN THE REPORT BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

    Decisions regarding compensation of the Company's executive officers, including those related to stock and stock options, are considered by the full Board of Directors, based upon the recommendations and analysis performed by the Personnel and Compensation Committee (the "Committee"), currently comprised of Ms. Wells, Chair, and Messrs. Barr, deWilde, Gay, and Roster. However, the Stock Committee makes grants of stock options to executive officers.

KEY PRINCIPLES

    The Committee has adopted the following principles to use for guidance in setting compensation:

    -  PAY COMPETITIVELY

       -The Committee maintains a philosophy that executive compensation  levels should be competitive with that provided to others in other financial institutions of comparable size. In that way, the Company can attract and retain highly-qualified executives critical to the Company's long-term success.

       -Consistent  with  this  philosophy,  the  Committee  regularly   obtains
        information regarding executive salary levels in the financial institutions industry through various sources, including compensation surveys conducted by banking industry associations and independent compensation consultants.

       -The Committee attempts to set (a) base compensation at the midpoint of the range and (b) total compensation (including incentive compensation) in the 75th to 90th percentile range (subject to the Company's financial performance in the top quartile of the Company's competitive group).

    -  TIE INCENTIVE COMPENSATION TO COMPANY FINANCIAL PERFORMANCE.

       -The Company's  incentive  compensation  program is  generally  based  on measured financial performance of the Company and of the division managed by the executive officer, if applicable. Incentive payouts primarily depend on results, not efforts. Payouts are calculated as percentages of base salaries, with threshold, target, and stretch payout percentages being set at the beginning of each calendar year. Actual payouts, i.e. whether threshold, target, or stretch amounts, depend on achievement of specifically-defined goals, including corporate, division, and individual goals.

       -In 1995, incentive compensation goals for executive officers were tied to the Company's profitability, and if applicable, the financial results of the division managed by the executive officer.

1995 MARKET SURVEY

    -  EXECUTIVE OFFICERS

       -A review of the Company's executive compensation was completed by an independent compensation consultant in April 1995. In reviewing the 1995 executive compensation programs, the compensation consultant reviewed market data (based on surveys published in 1994) for the Bank's competitive group. The market data was updated to February 1995, assuming a 4% annualized increase. The Bank's competitive group included banks with $800 million to $6 billion in assets, with specific Bank officers having been "matched" as closely as possible with competitive group members with similar functional responsibilities. The compensation consultant concluded that the Bank's base salaries were within the competitive range but ranked between the 25th and 50th percentile levels. Further, the total compensation paid to the executive officers (including base salary and bonus) ranked in the 50th percentile. In that a key principle of the Committee is total compensation should be in the 75th to 90th percentile range, the Committee will continue to review executive compensation programs to ensure the Bank moves in the direction of this range. The Committee believes this is critical to retaining highly-qualified executives.

    -  CHIEF EXECUTIVE OFFICER

       -The   April  1995  review  completed  by  the  independent  compensation consultant (described immediately above) reflected that John Dean's 1995 base salary was below the 25th percentile level of base salaries paid to chief executive officers in the Bank's competitive group. Further, John Dean's aggregated 1995 base salary and bonus (based on Mr. Dean's 1995 bonus tied to 1994 performance) ranked below the 50th percentile level of aggregated base salaries and bonuses in the competitive group.

       -In January 1996, the Committee approved a grant of 5,000 shares of restricted stock to Mr. Dean, with none of such shares vesting until January 2000 (at which time 100% of the shares will vest). In approving the stock grant to Mr. Dean, the Committee noted that the grant was being made in recognition of Mr. Dean's success in 1995 (and prior years) in increasing Company shareholder value. The stock grant is subject to approval by the Federal Reserve Bank of San Francisco.

INCENTIVE COMPENSATION PAID BASED ON 1995 COMPANY PERFORMANCE

    -  ACTUAL INCENTIVE COMPENSATION PAYMENTS.

       -CHIEF EXECUTIVE OFFICER. 100% of John Dean's 1995 incentive compensation payment depended on total Company profitability. Under the 1995 Incentive Compensation Program, the threshold, target, and stretch payout amounts (represented as percentages of base salary) for John Dean were 10%, 30%, and 65%, respectively. The Company's 1995 net income reached the stretch goal. Accordingly, John Dean's incentive compensation payment of $152,321 represented approximately 60% of his base salary on December 31, 1995 ($254,200). A portion of Mr. Dean's bonus ($30,464) was deferred.

       -OTHER EXECUTIVE OFFICERS. In addition to the Company's profitability, the Personnel and Compensation Committee set other goals for the other executive officers' threshold, target, and stretch payment goals, namely division and individual performances. For those executive officers in profit-generating units, including James Forrester and Richard Harding, division goals (and actual payments) were tied to financial performance of the respective division, increase in the division's deposits, and client calls made by the division. For those executive officers in support divisions, including Glen Blackmon, John Busch and Glen Simmons, 1995 incentive compensation goals (and actual payments) were tied to management of credit and operational risk, client service, and special projects (including projects involving conversion of the Company's core system and involving relocation to the Company's new headquarters).

    -  EMPLOYEE STOCK OWNERSHIP PLAN

       -Also,  see discussion in "Employee Stock Ownership Plan" below regarding
        payments  to   executives   under  the   Company's   qualified   defined
        contribution plan.

TAX CONSEQUENCES

    To the extent readily determinable and as one of the factors in its consideration of compensation matters, the Committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. The Committee will consider various alternatives to preserving the deductibility of compensation payments (in particular, pursuant to Section 162(m) of the Internal Revenue Code) to the extent reasonably practicable and to the extent consistent with its other compensation objectives. No executive officer received cash compensation in excess of $1 million during 1995, and the Committee does not expect that any executive officer will receive cash compensation in excess of $1 million during 1996. The Committee adopted limitations on the number of shares that may be subject to awards granted under the 1989 Stock Option Plan during any one calendar year to an individual so that compensation derived from stock options granted under such plan would qualify as "performance-based" compensation within the meaning of Section 162(m) and would therefore be deductible by the Company.

                      PERSONNEL AND COMPENSATION COMMITTEE
                              ANN R. WELLS, CHAIR
                                  GARY K. BARR
                      DAVID M. DEWILDE (SINCE AUGUST 1995)
                                  HENRY M. GAY
                    DANIEL J. KELLEHER (UNTIL JANUARY 1995)
                                 MICHAEL ROSTER

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During 1995, the Personnel and Compensation Committee performed all compensation functions of the Board of Directors. With regard to stock-based compensation (including under the Company's employee benefit plans), the Personnel and Compensation Committee worked with the Stock Committee, which has primary responsibility for reviewing and approving the Company's stock-based compensation plans. (See discussion below under "Board Committees and Meeting Attendance" for additional information on the Personnel and Compensation Committee and the Stock Committee). The Personnel and Compensation Committee and the Stock Committee are currently chaired by Ms. Ann Wells, with Messrs. Barr, deWilde, Gay and Roster serving as members. Mr. Kelleher served on the Personnel and Compensation Committee until January 1995. With the exception of Mr. Barr, who served as Interim Acting Chief Executive Officer of the Bank during the period January 1993 through May 1993, none of the aforementioned persons has ever been an officer or employee of the Company or the Bank.

    Ann R. Wells, Chief Executive Officer of Ann Wells Personnel Services, Inc., provided temporary employment and recruiting services to the Bank in 1995 and is expected to perform such services in 1996. The fees paid to Ann Wells Personnel Services by the Bank did not exceed five (5) percent of that firm's gross revenues for its last full fiscal year and are comparable to those charged by unrelated parties for similar services.

    Freedom Travel (of which Daniel J. Kelleher was a principal owner until March 1995) provided travel agency services to the Bank in 1995. The fees paid to Freedom Travel by the Bank did not exceed five (5) percent of that agency's gross revenues for its last full fiscal year and are comparable to those charged by unrelated parties for similar services.

    As a state-chartered bank that is a member of the Federal Reserve System, the Bank is subject to regular examinations by the California State Banking Department ("Department") and the Federal Reserve Bank of San Francisco. In a concurrent Department/Federal Reserve Bank of San Francisco examination concluded in the fourth quarter of 1993, the regulators identified two loans to Mr. Barr, a director, totaling $529,000 at December 31, 1993, which, in the regulators' opinion, involved more than a normal risk of default. Only one of the loans was outstanding as of December 31, 1995 (with such loan having been upgraded in the prior year to reflect no more than a normal risk of default). As of December 31, 1995, the outstanding balance on this loan was $266,670.

                    RETURN TO SHAREHOLDERS PERFORMANCE GRAPH

    The following graph compares, for the period from December 31, 1990 through December 31, 1995, the cumulative total shareholder return on the Common Stock of the Company with (i) the cumulative total return of the S&P 500 market index,
(ii) the cumulative total return of the NASDAQ stock market index, (iii) the cumulative total return of the NASDAQ Banks Index and (iv) Montgomery Securities' WESTERN BANK MONITOR California Independent Bank Proxy market index. The graph assumes an initial investment of $100 and reinvestment of dividends. The graph is not necessarily indicative of future stock price performance.

                    COMPARISON OF FIVE YEAR CUMULATIVE TOTAL
            RETURN AMONG SILICON VALLEY BANCSHARES, S&P 500, NASDAQ,
      NASDAQ BANKS AND THE CALIFORNIA INDEPENDENT BANK PROXY MARKET ISSUES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                SILICON VALLEY
                  BANCSHARES          S&P 500    NASDAQ STOCK MARKET -US      NASDAQ BANKS
1990                            100        100                         100               100
1991                         136.54     130.47                      160.56            164.09
1992                          86.24     140.41                      186.87            238.85
1993                         105.84     154.56                      214.51            272.39
1994                         141.12      156.6                      209.69            271.41
1995                         250.88     215.46                       296.3            404.35

                                                                               DECEMBER 31,
                                                     ----------------------------------------------------------------
                                                       1990       1991       1992       1993       1994       1995
                                                     ---------  ---------  ---------  ---------  ---------  ---------
Silicon Valley Bancshares..........................     100.00     136.54      86.24     105.84     141.12     250.88
S&P 500............................................     100.00     130.47     140.41     154.56     156.60     215.46
NASDAQ Stock Market -- US..........................     100.00     160.56     186.87     214.51     209.69     296.30
NASDAQ Banks (1)...................................     100.00     164.09     238.85     272.39     271.41     404.35
California Independent Bank Proxy (1)..............     --         --         --         --         --         --

------------------------

(1) Montgomery Securities' WESTERN BANK MONITOR California Independent Bank Proxy market index information was not available to the Company as of the date of filing of this Preliminary Proxy Statement. Such market index information will be inserted in the Definitive Proxy Statement. Another bank market index (the NASDAQ Banks Index) is being provided in this Preliminary Proxy Statement and also will be included in the Definitive Proxy Statement.

                     TABLE 1 -- SUMMARY COMPENSATION TABLE

    The following table sets forth certain information for each of the last three (3) fiscal years concerning the compensation of the Chief Executive Officer and the five other most highly compensated executive officers of the Company and of the Bank ("Named Officers") (based on salary plus bonus for 1995):

                                                                                                     LONG-TERM COMPENSATION
                                                                                             ---------------------------------------
                                                                                                      AWARDS
                                                                                             ------------------------
                                                           ANNUAL COMPENSATION                            SECURITIES
                                              ---------------------------------------------  RESTRICTED   UNDERLYING      PAYOUTS
                                                                            OTHER ANNUAL        STOCK      OPTIONS/    -------------
                                              SALARY (1)      BONUS       COMPENSATION (2)   AWARDS (3)    SARS (4)    LTIP PAYOUTS
   NAME AND PRINCIPAL POSITION       YEAR        ($)           ($)               ($)             ($)          (#)           ($)
---------------------------------  ---------  ----------  --------------  -----------------  -----------  -----------  -------------
John C. Dean (6)                     1995     $  254,200  $  152,321(7)          --              --           --            --
  President and Chief                1994     $  250,525  $  123,681(8)          --              --           --            --
  Executive Officer                  1993     $  175,346  $   75,000         $    87,741      $ 475,000      100,000        --
Glen Blackmon (9)                    1995     $  135,000  $   82,781(7)          --              --           21,500        --
  Executive Vice President           1994     $  124,692  $   62,915             --              --            5,000        --
  Chief Financial Officer            1993     $   50,000  $   25,000         $    15,064         --           20,000        --
  and Chief Information
  Officer
A. John Busch (10)                   1995     $  160,000  $   60,704(7)          --              --           21,500        --
  Executive Vice President,          1994     $  155,525  $   77,523(8)          --              --            3,500        --
  Chief Credit Officer and           1993     $   59,104  $   25,000         $    91,620         --           25,000        --
  General Counsel
James F. Forrester                   1995     $  160,000  $   75,703(7)          --              --           21,500        --
  Executive Vice President           1994     $  145,675  $   73,238             --              --           15,000        --
                                     1993     $  142,083  $   60,000         $   118,125         --           15,000        --
Richard H. Harding (11)              1995     $  145,000  $   73,450(12)         --              --           21,500        --
  Executive Vice President           1994     $  135,525  $   67,784             --              --            3,500        --
                                     1993     $   92,596  $   30,000         $    35,283         --           25,000        --
Glen G. Simmons (13)                 1995     $  135,000  $   82,781(12)         --              --           21,500        --
  Executive Vice President of        1994     $  128,367  $   62,915         $    45,327         --            5,000        --
  Human Resources and                1993     $   56,846  $   25,000         $    39,518         --           20,000        --
  Administration

                                       ALL OTHER
                                   COMPENSATION (5)
   NAME AND PRINCIPAL POSITION            ($)
---------------------------------  -----------------
John C. Dean (6)                       $  23,500
  President and Chief                  $  19,998
  Executive Officer                    $   1,000
Glen Blackmon (9)                      $  21,250
  Executive Vice President             $  17,272
  Chief Financial Officer              $   1,000
  and Chief Information
  Officer
A. John Busch (10)                     $  23,500
  Executive Vice President,            $  19,998
  Chief Credit Officer and                --
  General Counsel
James F. Forrester                     $  23,500
  Executive Vice President             $  19,998
                                       $  18,369
Richard H. Harding (11)                $  22,750
  Executive Vice President             $  18,630
                                       $   1,000
Glen G. Simmons (13)                   $  21,250
  Executive Vice President of          $  17,258
  Human Resources and                  $   1,000
  Administration

------------------------------
 (1) Includes amounts deferred at the election of the executive officer.

 (2) Amounts in this column represent relocation costs incurred by the employee and reimbursed by the Bank. Amounts for the years shown are not reflected if the total value of perquisites paid to the executive officer during a fiscal year did not exceed, in the aggregate, the lesser of $50,000 or 10% of the individual's salary plus bonus in the subject year.

 (3) As of December 31, 1995, Mr. Dean held 50,000 restricted shares of the Company's Common Stock, with a market value of $1,200,000. Market values were based on the $24.00 closing market price of the Company's Common Stock on the National Association of Securities Dealers Automated Quotation/National Market System on December 29, 1995, the last trading day of 1995. Holders of restricted stock have rights equivalent to those of other shareholders, including voting rights and rights to dividends. Since the date of grant, Mr. Dean's restricted stock grant was amended to change the vesting, which originally provided for a three-year vesting period beginning in 1994, to provide for 100% cliff-vesting in 1996 (with vesting contingent upon continued employment). Accordingly, all of Mr. Dean's shares will vest on March 31, 1996.

 (4) The numbers in this column reflect shares of common stock underlying options. No Stock Appreciation Rights ("SARs") were awarded during the years 1993 through 1995.

 (5) Amounts in this column represent employer contributions to the Company's combined 401(k) and Employee Stock Ownership Plan.

 (6) Mr. Dean joined the Company and the Bank in May 1993.

 (7) Bonus grant is subject to approval by the Federal Reserve Bank of San Francisco. Also, 20% of the executive's bonus was deferred.

 (8) These bonuses were payable in stock, with the number of shares tied to the closing market price of the Company's stock ($13.625) on the date of Board approval of the bonuses (January 24, 1995). With regard to such stock grants, the Board offered the executive officers their choice of the following: (1) 100% of the bonus amount would be paid in stock, with the officer being responsible to pay out-of-pocket the taxes related to such stock grant or (2) the bonus amount would be paid in part stock and part cash, with the cash portion of such bonus amount being equal to the amount of taxes payable on the total bonus amount. (Such cash portion was withheld by the Company to pay the taxes, and accordingly, no cash was payable to the executive). Mr. Dean selected the former alternative, and Mr. Busch selected the latter alternative.

 (9) Mr. Blackmon joined the Company and the Bank in August 1993.

(10) Mr. Busch joined the Company and the Bank in August 1993.

(11) Mr. Harding joined the Bank in April 1993.

(12) 20% of the executive's bonus was deferred.

(13) Mr. Simmons joined the Bank in July 1993.

STOCK OPTIONS

    The following table sets forth information concerning the grant of options to purchase the Company's Common Stock to the Named Officers during 1995:

                TABLE 2 -- OPTION/SAR GRANTS IN LAST FISCAL YEAR

                         INDIVIDUAL GRANTS IN 1995 (1)

                                                                                                 POTENTIAL REALIZABLE
                                     NUMBER OF                                                     VALUE AT ASSUMED
                                    SECURITIES   PERCENT OF TOTAL                                ANNUAL RATE OF STOCK
                                    UNDERLYING       OPTIONS/                                   PRICE APPRECIATION FOR
                                     OPTIONS/     SARS GRANTED TO   EXERCISE OR                    OPTION TERM (3)
                                       SARS        EMPLOYEES IN     BASE PRICE    EXPIRATION    ----------------------
NAME                                GRANTED (#)   FISCAL YEAR (2)    ($/SHARE)       DATE        5% ($)      10% ($)
----------------------------------  -----------  -----------------  -----------  -------------  ---------  -----------
John C. Dean......................      --              --              --            --           --          --
Glen Blackmon.....................      21,500           5.84%       $   13.63      01/24/2000  $  80,963  $   178,907
A. John Busch.....................      21,500           5.84%       $   13.63      01/24/2000  $  80,963  $   178,907
James F. Forrester................      21,500           5.84%       $   13.63      01/24/2000  $  80,963  $   178,907
Richard H. Harding................      21,500           5.84%       $   13.63      01/24/2000  $  80,963  $   178,907
Glen G. Simmons...................      21,500           5.84%       $   13.63      01/24/2000  $  80,963  $   178,907

------------------------
(1) Consists entirely of options granted pursuant to the Company's 1989 Stock Option Plan (the "Plan"). The Plan provides for administration of the Plan by the Board of Directors of the Company, or by the Stock Committee (to which Committee the Board has delegated authority to administer the Plan) (the "Administrator"). As Administrator, the Stock Committee designates the persons to be granted options, the type of option, the number of underlying shares, the exercise price, the date of grant and the date options are exercisable. The Administrator also has broad discretion to amend outstanding options or to effect repricings. These options were granted at 100% of the fair market value of the Company's Common Stock on the date of grant. The option grants vest ratably over three years and expire five years from the date of grant. Upon a "Change in Control" of the Company or the Bank, the options will become fully exercisable.

(2) Based on options to purchase an aggregate of 368,250 shares of Common Stock granted to all employees during 1995.

(3) Represents the potential net realizable dollar value of the option grants, i.e., the market price of the underlying shares (adjusted for the assumed annual stock appreciation rates of 5% and 10%, respectively, with the assumed rates compounded annually over the five-year term of the options), minus the aggregate exercise price of the options. The stock price appreciation rates are mandated by SEC rules and do not represent the Company's estimate of future stock prices.

    The following table sets forth information concerning the exercise of options during 1995 and the options held at 1995 fiscal year-end by Named Officers.

       TABLE 3 -- AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                     FISCAL YEAR-END OPTION/SAR VALUES (1)

                                                                    NUMBER OF SECURITIES
                                                                   UNDERLYING UNEXERCISED     VALUE OF UNEXERCISABLED
                                         SHARES                    OPTIONS/SARS AT FISCAL    IN- THE-MONEY OPTIONS/SARS
                                       ACQUIRED ON     VALUE              YEAR-END             AT FISCAL YEAR-END (3)
                                        EXERCISE    REALIZED (2) --------------------------  --------------------------
NAME                                       (#)          ($)      EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-------------------------------------  -----------  -----------  -----------  -------------  -----------  -------------
John C. Dean.........................      --           --           50,000        50,000    $   753,000   $   753,000
Glen Blackmon........................      --           --           15,100        31,400    $   198,204   $   355,351
A. John Busch........................      --           --           17,940        32,060    $   244,938   $   367,937
James F. Forrester...................      15,819    $ 159,445       21,150        36,350    $   274,469   $   427,737
Richard H. Harding...................      --           --           17,940        32,060    $   278,438   $   384,437
Glen G. Simmons......................      --           --           15,100        31,400    $   226,612   $   369,343

------------------------
(1) Consists entirely of stock options. No stock appreciation rights ("SARs") have been awarded to date.

(2) Represents the market price of the underlying securities on the date of the option exercise, minus the exercise price.

(3) Represents the market value of the underlying securities at 1995 fiscal year-end, based on the $24.00 closing market price of the Company's Common
    Stock on the National Association of Securities Dealers Automated Quotation/National Market System on December 29, 1995, less the exercise price.

EMPLOYEE STOCK OWNERSHIP PLAN

    The Company makes annual contributions to the now combined 401(k) and Employee Stock Ownership Plan. (In 1995, the Company Employee Stock Ownership Plan [a qualified stock bonus plan under the Internal Revenue Code] merged into the Bank 401(k) Plan [a qualified profit sharing plan under the Internal Revenue Code].) Hereinafter, "ESOP" shall refer to the portion of the combined plan that includes amounts contributed by the Company on a compensation-based formula. The assets of the ESOP (primarily Company stock) are held in trust for the exclusive benefit of the employee-participants. Annual contribution amounts to the ESOP are tied to the Company's profitability. Under the 1995 program, the guaranteed contribution was 5% of each employee's eligible base compensation, with, however, an additional potential 10% (of eligible base compensation) to be paid, depending on attaining Company profitability goals (subject to certain limitations on contributions under the Internal Revenue Code and other limitations, including vesting provisions, under the ESOP). The Company's profitability in 1995 (reaching stretch goals) resulted in contributions to each employee of 15% of annual eligible base compensation.

                            TERMINATION ARRANGEMENTS

    The Bank has entered into Termination Agreements ("Termination Agreements") with Messrs. Dean, Blackmon, Busch, Forrester, Harding, Simmons and other executive officers. The Termination Agreements provide for severance pay and continuation of certain benefits if (1) the executive's employment is terminated following a "Change in Control" (defined below) or (2) the executive is terminated without cause, other than in connection with a Change in Control. The Termination Agreements were approved by disinterested members of the Boards of Directors of the Company and the Bank during 1994.

    TERMINATION FOLLOWING A CHANGE IN CONTROL. In order for an executive to receive benefits under the Termination Agreements following a Change in Control, the executive must (i) be terminated involuntarily without cause or
constructively  terminated   within   12   months  following   the   Change   in

Control or (ii) voluntarily terminate his employment within 180 days following a Change in Control (in which case he retains the right to limited severance benefits, including one-half of the termination payments otherwise provided for following a Change in Control).

    Under the Termination Agreements, a "Change in Control" will be deemed to have occurred in any of the following circumstances:

        (1) the acquisition of 50% or more of the outstanding voting stock of the Company or the Bank by any person or entity, with certain exceptions for employee benefit plans of the Company or the Bank;

        (2) the acquisition of 25% or more of the outstanding voting stock of the Company or the Bank by any person or entity and a change in the composition of the Board during the following 12 months such that those persons serving as directors immediately prior to the share acquisition, and those new directors elected by a vote of at least two-thirds of the directors of the Company or the Bank, cease to make up at least 60% of the directors of the Company or the Bank;

        (3) a merger or consolidation of the Company or the Bank with any other corporation, other than a merger or consolidation in which the shareholders of the Company or the Bank immediately prior thereto continue to own at least 75% of the outstanding voting stock of the surviving entity; or

        (4) the complete liquidation of the Company or the Bank, or disposition of all or substantially all of the Company's or the Bank's assets.

    A constructive termination is deemed to have occurred if the executive resigns in writing following a reduction in the executive's then annual base salary, a material reduction in the executive's responsibilities, incentive compensation or benefits, or a relocation by more than 50 miles of the principal place at which the executive works.

    Under the Termination Agreements, the amount of severance benefits payable to an executive whose employment is terminated during the 12 months following a Change in Control is dependent upon the "transaction price multiple" of the then book value of the Company or the Bank. As the transaction price multiple of book value increases above 1.0, the severance benefit (represented as a multiple of the executive's base salary) increases. For the percentage of consideration received in excess of book value, the executive is entitled to receive twice that percentage multiplied by his then annual base salary. Also, the executive is entitled to a pro rata portion of earned bonus compensation. Finally, upon such a termination, all outstanding options (representing interests in the Company's Common Stock) will become immediately and fully vested (and may be exercised within three months following termination) and all restrictions upon any restricted Company stock will lapse immediately and all such shares will become fully vested.

    In linking the amount of termination payments within 12 months following a Change in Control to the transaction price multiple of book value, the Boards of Directors of the Company and the Bank underscored their view that management should be rewarded correspondingly for increased shareholder value. Therefore, the amount of severance payments to executives under the Termination Agreements increases in direct proportion to increases in value realized through a Change in Control of the Company or the Bank. Conversely, sale of the Company or the Bank for less than book value, would result in no cash payout to executives under the Termination Agreements, although they would still be entitled to acceleration of vesting and continuation of benefits.

    The severance program approved by the Boards of the Company and the Bank includes non-executive Bank officers above a specified grade level in the Bank. The amount of severance benefits payable to officers below the executive level is likewise dependent upon the "transaction price multiple" described above. Under the program for non-executive officers, as the grade level of the officer in the Bank increases, the multiple of the officer's base salary used in determining the severance benefit increases.

    In reviewing the proposed Termination Agreements, the Boards of the Company and the Bank researched Change in Control protections afforded to employees in other banking institutions of similar size. Based on this review, it is the Board's view that the program approved by the Boards is less generous to employees than programs typically afforded to other institutions' employees, particularly, in light of the required premium benefits to shareholders as a condition to any cash severance payments being made.

    TERMINATION WITHOUT CAUSE. Under the Termination Agreements, executives are entitled to different severance benefits if they are terminated without cause either prior to a Change in Control or more than 12 months after a Change in Control. The severance benefit is equal to 50% of the executive's then annual base salary, plus a pro rata portion of earned bonus compensation. The payment may be made in a lump sum or, at the executive's election, in equal monthly installments for a period not to exceed six months from the date of termination. During the period, the executive is entitled to receive reasonable outplacement services and continuation of insurance and other health related benefits provided by the Bank. Also, all outstanding options (representing interests in the Company's Common Stock) on the date of termination will become immediately and fully vested (and may be exercised within three months following termination) and all restrictions upon any restricted Company stock will lapse immediately and all such shares will become fully vested.

    LIMITATION ON SEVERANCE PAYMENTS. To the extent that the severance payments otherwise called for by the Termination Agreements would trigger "golden parachute" tax treatment pursuant to Section 280G and/or Section 4999 of the Internal Revenue Code, the payments will be reduced so that such adverse tax consequences to the Company are not triggered.

DEAN EMPLOYMENT AGREEMENT

    Mr. Dean entered into an employment agreement with the Company and the Bank, effective April 12, 1993. The agreement provided for a one-year term of employment, renewable annually thereafter by mutual agreement. Pursuant to his employment agreement, Mr. Dean received a grant of 50,000 shares of restricted stock in 1993, of which 25% were originally scheduled to vest on each of March 31, 1993, 1994, 1995 and 1996. Such shares were originally subject to a restriction on resale for two years following vesting. This stock grant was amended in the last quarter of 1993 to provide that no shares would vest until March 31, 1996, at which time 100% of the shares would vest. The agreement was further amended in 1995 to delete the two-year resale restriction. (The resale restriction was deleted to provide Mr. Dean with sufficient liquidity to pay the income taxes on the 50,000 shares vesting in 1996.) Additionally, under Mr. Dean's employment agreement, the Company granted Mr. Dean options to purchase 50,000 shares of the Company's Common Stock pursuant to the Company's 1989 Stock Option Plan (with the agreement providing for options to purchase an additional 50,000 shares under the terms of the agreement). The options vest as to 25% each year, beginning in 1994. With the adoption of the above-described Termination Agreements and with the exception of the above-described terms in Mr. Dean's employment agreement, most key provisions of Mr. Dean's employment agreement have been superseded.

SMITH EMPLOYMENT AGREEMENT

    Roger V. Smith resigned as a member of the Company Board, effective October 24, 1995. Pursuant to an Employment Agreement, Mr. Smith will remain employed by the Bank through October 31, 1997. Thereafter, Mr. Smith's employment term may be renewed for three successive one-year periods (commencing on November 1, 1997, November 1, 1998, and November 1, 1999, respectively) under certain conditions and circumstances. During the employment term, Mr. Smith shall receive a monthly salary of $8,333. Also, during the employment term, all options held by Mr. Smith will continue to be outstanding and vest in accordance with their respective terms.

WOODWARD CONSULTING AGREEMENT

    Allyn C. Woodward resigned as Senior Executive Vice President and Chief Operating Officer of the Bank, effective April 1, 1995. The Bank and Mr.
Woodward have entered into a consulting agreement, effective April 1, 1995, pursuant to which Mr. Woodward will continue to serve as a consultant to the Bank until October 1996. Under the consulting agreement, the Bank will pay Mr. Woodward $214,200 over the 19-month period from April 1995 to October 1996, for Mr. Woodward's services as a consultant. Until October 1996, all stock options held by Mr. Woodward will continue to be outstanding and vest in accordance with their respective terms. Additionally, the Company and the Bank granted Mr. Woodward 25,000 shares of the Company's Common Stock, which vested as to 1/3 of such number of shares on January 5, 1996 (on account of Mr. Woodward's non-competition with the Bank through and including such date), and which will vest as to 1/3 of such number of shares on each of January 5, 1997 and 1998, contingent upon Mr. Woodward's continued non-competition with the Bank through and including the respective vesting dates.(1)

UYEMURA AGREEMENTS

    The Company and the Bank entered into an agreement with Dennis G. Uyemura pursuant to which Mr. Uyemura resigned as Chief Financial Officer of the Company and the Bank, effective September 15, 1995. In accordance with the "termination without cause" provisions of the Termination Agreement previously entered into between the Bank and Mr. Uyemura, as described above, Mr. Uyemura received a severance benefit equal to 50% of his then annual base salary on the date of termination, plus a pro rata portion of earned bonus compensation. Also, Mr. Uyemura's outstanding options on September 15, 1995 became immediately and fully vested. Additionally, the Company, the Bank, and Mr. Uyemura have entered into a Consulting Agreement, pursuant to which Mr. Uyemura has been engaged as a consultant to work on the Company's transition to a new financial management system. During the consulting term (September 15, 1995 through March 15, 1996), Mr. Uyemura will be paid $6,667 per month.

------------------------
(1) As reported in the Company's 1995 Proxy Statement, Mr. Woodward's 25,000 restricted shares of the Company's Common Stock held at December 31, 1994 were forfeited to the Company. The grant described in this paragraph constituted a new grant to Mr. Woodward.

                    BOARD COMMITTEES AND MEETING ATTENDANCE

    The Company and the Bank have Audit, Directors' Loan, Executive, Finance, Personnel and Compensation/Stock Committees of their respective Boards of Directors. Members as of the Record Date were as follows:

AUDIT                                 DIRECTORS' LOAN                       EXECUTIVE
------------------------------------  ------------------------------------  ------------------------------------
Clarence J. Ferrari, Jr., Chair       Gary K. Barr, Chair                   Daniel J. Kelleher, Chair
James F. Burns, Jr.                   John C. Dean                          James F. Burns, Jr.
Henry M. Gay                          David M. deWilde                      John C. Dean
James R. Porter                       Daniel J. Kelleher                    Michael Roster
                                      Ann R. Wells


                                      PERSONNEL AND
FINANCE                               COMPENSATION/STOCK
------------------------------------  ------------------------------------
James F. Burns, Jr., Chair            Ann R. Wells, Chair
John C. Dean                          Gary K. Barr
Clarence J. Ferrari, Jr.              David M. deWilde
James R. Porter                       Henry M. Gay
                                      Michael Roster

AUDIT COMMITTEE (JOINT COMPANY/BANK COMMITTEE)   13 meetings in fiscal year 1995

    - Approves the selection and termination of the Company's independent auditors;

    - Reviews the scope and results of the audit plans of the independent auditors;

    - Reviews the adequacy of the Company's internal accounting controls;

    - Reviews  with management, and with the independent auditors, reports filed
      with  banking  regulatory  agencies   and  the  Securities  and   Exchange
      Commission;

    - Evaluates the activities and utilization of the Company's internal auditing personnel; and

    - Oversees management's efforts in ensuring that the Company is complying with accounting standards and with federal and state banking laws.

DIRECTORS' LOAN COMMITTEE (BANK COMMITTEE)       62 meetings in fiscal year 1995

    - Works with management in seeking to ensure that the Bank maintains and enforces the Bank's credit policy and credit procedures;

    - Works  with  management   in  ensuring  compliance   with  lending   limit
      restrictions and with established portfolio constraints and limitations;

    - Works with management in ensuring problem credits are identified on a timely basis;

    - Establishes lending authority levels for Bank committees and respective officer levels in the Bank; and

    - Reviews the Bank's community delineation's to ensure that they meet the purposes of the Community Reinvestment Act.

EXECUTIVE COMMITTEE (SEPARATE COMPANY/BANK COMMITTEES) 8 meetings (Company Executive
                                                       Committee) in fiscal year
1995
                                                      5 meetings (Bank Executive
                                                       Committee) in fiscal year
                                                      1995

    - Works with management in developing long-term strategic plans;

    - Has the authority of the Board between Board meetings, except as otherwise provided by California law; and

    - Serves as the nominating committee for directors as well as Board and Board committee chairs. (The Executive Committee will consider nominees for director who are recommended by shareholders. Shareholders that wish to submit names of prospective director-nominees for consideration by the Executive Committee should do so in writing to the Secretary of Silicon Valley Bancshares, 3003 Tasman Drive, Santa Clara, CA 95054.)

FINANCE COMMITTEE (BANK COMMITTEE)               11 meetings in fiscal year 1995

    - Oversees the Bank's investment and funds management policies, which are comprised of the following four policies: investment policy, liquidity management policy, asset/liability management policy, and capital management policy; and

    - Reviews and approves the Company's and the Bank's insurance policies.

PERSONNEL AND COMPENSATION COMMITTEE (BANK COMMITTEE)  9 meetings in fiscal year
                                                           1995

    - Works with management in ensuring that the Bank's long-term and short-term
      compensation  programs  are  competitive  and  effective  in   attracting,
      retaining, and motivating highly-skilled personnel;

    - Reviews and approves the Chief Executive Officer's (and the Bank's Managing Committee members') compensation;

    - Ensures that an appropriate mix of long-term and short-term compensation programs are in place to provide performance-oriented incentives to the Bank's employees; and

    - Reviews and approves compensation and employee benefit plans. (With regard to stock-based plans, the Personnel and Compensation Committee coordinates its efforts with those of the Company's Stock Committee.)

STOCK COMMITTEE (COMPANY COMMITTEE)               4 meetings in fiscal year 1995

    - Reviews  and  approves  all  stock-based  compensation  plans,   including
      employee stock option plans and employee stock ownership plans;

    - Makes option grants to executive officers; and

    - Works with the Bank's Personnel and Compensation Committee in ensuring that stock-based compensation plans for the Company and the Bank are effective in incentivizing employees to excel in performance.

    Actions taken by the above-described Board Committees are reported to the Company or Bank Board, as appropriate, following the Committee meetings.

    During fiscal year 1995 (ended December 31, 1995), the Company Board of Directors met 10 times: 4 regular meetings and 6 special meetings. During fiscal year 1995 (ended December 31, 1995), the Bank Board of Directors met 12 times:
12 regular meetings and zero special meetings. All directors attended at least 75% of the aggregate of all Board meetings and meetings held by Committees of which they were members.

                             DIRECTOR COMPENSATION

    Outside directors receive an annual automatic stock grant of 2,500 shares of the Company's Common Stock, together with reimbursement for travel expenses. The annual grants of 2,500 shares are issued under the Company's 1989 Stock Option Plan. Subject to re-election to the Board, each director will be granted an award of 2,500 shares on April 19, 1996 in recognition of 1996-1997 service on the Board. During 1995, Directors Barr, Burns, Ferrari, Gay, Kelleher, Porter, Roster and Wells each received a 2,500-share grant and Director deWilde received a 2,083-share grant upon joining the Board in July 1995.

    The Chair of the Board receives an additional annual fee of $5,000. The Chairs of the respective Board Committees, as well as the Vice-Chair of the Board, each receive an annual fee of $1,500. Finally, outside directors on the Directors' Loan Committee (including the Chair of this Committee) receive $150 for every Committee meeting attended after the first two in any calendar month. The Committee has five scheduled meetings each calendar month.

    The compensation program for outside directors currently is under review by the Personnel and Compensation Committee and is subject to change.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS

PRINCIPAL SHAREHOLDERS

    Information concerning the owners of more than 5% of the outstanding Common Stock of the Company (as of the Record Date) follows. The Company knows of no persons other than those entities described below who beneficially own more than 5% of the outstanding Common Stock of the Company.

                                     SHARES BENEFICIALLY OWNED
                                     --------------------------
                                      NUMBER OF     PERCENT OF
     NAME OF BENEFICIAL OWNER           SHARES        TOTAL
-----------------------------------  ------------  ------------
Entities affiliated with                704,015(1)        7.7%
 Brinson Partners, Inc.
 209 South La Salle
 Chicago, Illinois 60604

Entities affiliated with                615,945(2)        6.7%
 GeoCapital Corporation
 767 Fifth Avenue
 New York, New York 10153

H.A. Schupf & Co., Inc.                 597,990(3)        6.6%
 101 East 52nd Street
 New York, New York 10022

T. Rowe Price Associates, Inc.          519,000(4)        5.7%
 100 E. Pratt Street
 Baltimore, Maryland 21202

------------------------
(1) The number of shares, together with information in this footnote, have been derived from Amendment No. 2 to Schedule 13G dated as of February 9, 1996 by Brinson Partners, Inc. ("BPI"), an investment adviser, as filed with the Securities and Exchange Commission ("SEC"). BPI is a wholly owned subsidiary of Brinson Holdings, Inc. ("BHI"), a parent holding company; and Brinson Trust Company ("BTC"), a bank, is a wholly-owned subsidiary of BPI. BHI is a wholly-owned subsidiary of SBC Holding (USA), Inc. ("SBCUSA"). SBCUSA is a wholly-owned subsidiary of Swiss Bank Corporation ("SBC"). SBC, SBCUSA, BHI and BPI may be deemed to beneficially own and have the power to dispose and vote or direct the disposition of voting of the Common Stock held by BTC and BPI. BTC has shared voting and dispositive power with respect to 188,215 shares and BPI has shared voting and dispositive power with respect to 704,015 shares.

(2) The number of shares in this table, together with information in this footnote, have been derived from the Schedule 13G dated as of February 15, 1996 by GeoCapital Corporation ("GCC"), as filed with the SEC. GCC is deemed to be the beneficial owner of 517,745 shares since it has the sole power to dispose or to direct the disposition of such shares; however, GCC does not have any voting power with respect to such shares. Irwin Lieber and Barry K. Fingerhut, principal stockholders of GCC, own directly 42,650 and 51,350 shares, respectively. Jeanne E. Flaherty, an employee of GCC, owns 500 shares; Seth Lieber, an employee of GCC, owns 1,500 shares; Jonathan Lieber, an employee of GCC, owns 2,000 shares; and Wilma Engel, an individual, owns 200 shares. In addition, by reason of their ownership interests in GCC, Messrs. Lieber and Fingerhut may also be deemed to be indirect beneficial owners of the 517,745 shares that GCC is deemed to own beneficially.

(3) The number of shares in this table, together with information in this footnote, have been derived from Amendment No. 3 to Schedule 13G dated as of January 26, 1996 by H. A. Schupf & Co., Inc., an investment adviser, as filed with the SEC. H. A. Schupf & Co., Inc., has sole voting power with respect to 50,000 shares and sole dispositive power with respect to all 597,990 shares. Its clients are the actual owners of 547,990 of the shares and have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities. No individual client has an interest that relates to more than five (5) percent of the class.

(4) The number of shares, together with information in this footnote, have been derived from the Schedule 13G dated as of February 14, 1996 by T. Rowe Price Associates, Inc. ("TRP Associates"), an investment adviser and T. Rowe Price Small Cap Value Fund, Inc. ("TRP Fund"), as filed with the Securities and Exchange Commission ("SEC"). TRP Associates has sole voting power with respect to 35,000 shares and sole dispositive power with respect to 519,000 shares. TRP Fund has sole voting power with respect to 480,500 shares (which number of shares is included in the number of shares reported by TRP Associates) and sole dispositive power as to no shares. The ultimate power to receive dividends and the power to direct the receipt of dividends are vested in the individual and institutional clients to which TRP Associates serves as investment adviser. No client has an interest that relates to more than five (5) percent of the class. With respect to securities owned by the TRP Fund, only State Street Bank and Trust Company, as custodian for the TRP Fund, has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. The shareholders of the TRP Fund participate proportionately in any dividends and distributions so paid.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    The Company believes that during fiscal year 1995, with the exception of the following items, its officers (as defined in the rules under Section 16 of the Exchange Act) and directors have complied with all Section 16(a) filing requirements, except that (i) James Forrester and Harry Kellogg each made one late filing with regard to one sale in 1995 and (ii) Catherine Ngo made one late filing with regard to one purchase in 1995.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Certain directors of the Company and Bank and the entities with which they are affiliated are customers of the Bank and have had banking transactions with the Bank in the ordinary course of business. The Board of Directors of the Bank adopted a policy during 1992 to prohibit new loans or the renewal of existing loans to insiders after December 31, 1993. Term loans existing at December 31, 1992 were permitted to remain outstanding until scheduled maturity. The Company believes that all extensions of credit included in such transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and, in the opinion of the Board of Directors of the Bank, did not involve more than a normal risk of collectibility or default or present any other unfavorable features.

    See, however, "Compensation Committee Interlocks and Insider Participation."

                                 PROPOSAL NO. 2
                           APPROVAL OF AMENDMENTS TO
              THE SILICON VALLEY BANCSHARES 1989 STOCK OPTION PLAN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE OPTION PLAN

PROPOSED AMENDMENT

    The 1989 Silicon Valley Bancshares Stock Option Plan (the "Option Plan") was amended by the Board of Directors in February 1996, subject to approval by the Company's shareholders, to reserve an additional 150,000 shares for issuance thereunder, bringing the total number of shares under the Option Plan to 1,626,532 shares. A principal reason for the proposed increase in number of shares under the Option Plan is to provide for the grant of options to purchase 100,000 shares to a consulting firm that has been assisting the Company in development and implementation of a new financial management system. The new financial management system is intended to assist in maximizing shareholder value through enhanced employee performance, by more closely aligning employee interests with that of the Company's shareholders. The option grant to the consulting firm will be made on the date of the Annual Meeting of Shareholders (April 18, 1996) at an exercise price equal to the greater of (a) $20.00 per share or (b) the closing market price of the underlying Common Stock on April 18, 1996, subject to shareholder approval of the increase in number of shares under the Option Plan. If such proposed increase in the number of shares is not approved, the subject consulting contract provides for a cash payment in lieu of the option grant.

PARTICIPATION IN THE OPTION PLAN

    The grant of options, stock purchase rights and stock bonuses under the Option Plan to employees, including the executive officers named in the Summary Compensation Table (the "Named Officers"), is subject to the discretion of the Company's Board of Directors or of the Stock Committee (to which Committee the Board has delegated authority to administer the Option Plan) (the
"Administrator"). As of the date of this proxy statement, the only awards that have been granted under the Option Plan are options and stock bonuses. There has been no determination made by the Administrator with respect to future discretionary awards to employees or consultants under the Option Plan. Accordingly, future awards to employees are not determinable. Non-employee directors are only eligible to participate in the automatic grant program under the Option Plan. The automatic grant of shares to non-employee directors under the plan is non-discretionary but is subject to the continued service as a director on the automatic grant date. Accordingly, future awards to non-employee directors are not determinable. The following table sets forth information with respect to the grant of options/stock bonuses during the last fiscal year:

                     TABLE 4 -- AMENDED PLAN BENEFITS TABLE
                             1989 STOCK OPTION PLAN

                                                                                   DOLLAR VALUE   NUMBER OF SHARES
                                                                                        OF           SUBJECT TO
                                                                                  OPTIONS/STOCK    OPTIONS/STOCK
       NAME OR IDENTITY OF GROUP                        POSITION                   BONUSES (1)    BONUSES GRANTED
---------------------------------------  ---------------------------------------  --------------  ----------------

John C. Dean                             President and Chief Executive Officer     $    217,872           9,078(2)

Glen Blackmon                            Executive Vice President, Chief           $    516,000          21,500(3)
                                          Financial Officer and Chief
                                          Information Officer

A. John Busch                            Executive Vice President, Chief Credit    $    571,968          23,832(4)
                                          Officer and General Counsel

James F. Forrester                       Executive Vice President                  $    516,000          21,500(3)

Richard H. Harding                       Executive Vice President                  $    516,000          21,500(3)

Glen G. Simmons                          Executive Vice President                  $    516,000          21,500(3)

All Current Executive Officers as a                                                $  2,853,840         118,910(5)
 Group

All Other Employees as a Group                                                     $  6,475,920         269,830(6)

All Outside Directors as a Group                                                   $  1,114,992          46,458(2)

------------------------
(1) In the case of options, dollar value does not represent potential realizable value to the optionee, but was computed by multiplying the number of shares by the closing market price of the Company's Common Stock of $24.00 on December 29, 1995 as quoted in the National Association of Securities Dealers Automated Quotation/National Market System. In the case of stock bonuses, dollar value was computed by multiplying the number of shares by the closing market price of the Company's Common Stock of $24.00 on December 29, 1995 as quoted in the National Association of Securities Dealers Automated Quotation/National Market System.

(2) Includes shares under stock bonuses only.

(3) Includes shares subject to options only.

(4) Includes 21,500 shares subject to options and 2,332 shares under stock bonuses.

(5) Includes 107,500 shares subject to options and 11,410 shares under stock bonuses.

(6) Includes 260,750 shares subject to options and 9,080 shares under stock bonuses.

    The essential features of the Option Plan are outlined below.

GENERAL

    The Board of Directors believes that the ability to grant equity-based awards is an important factor in attracting and retaining skilled employees, directors and consultants. The Board believes that such equity-based awards help to align the interests of employees, directors and consultants with the interests of the Company and shareholders of the Company.

ESSENTIAL FEATURES

    The Option Plan provides for the grant of stock options, stock bonuses and stock purchase rights to eligible participants. As of December 31, 1995, options to purchase 451,632 shares had been exercised, options to purchase 951,959 shares were outstanding and 72,941 shares were available for future grant. If the shareholders approve the proposed amendment, there will be 222,941 shares available for future grant (of which options to purchase 100,000 shares will be granted to the consulting firm described above.)

PURPOSE

    The purposes of the Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants of the Company and to promote the success of the Company's business.

ADMINISTRATION

    With respect to discretionary grants of options, stock bonus awards or stock purchase rights to employees who are also officers or directors of the Company subject to Section 16(b) of the Exchange Act, the Option Plan will be administered in such a manner as to satisfy the disinterested administration requirements of Rule 16b-3 promulgated under the Exchange Act or any successor rule thereto ("Rule 16b-3"). The Option Plan is currently being administered by the Stock Committee, in conjunction with the Personnel and Compensation Committee (collectively, the "Committee"). With respect to the annual automatic stock awards to members of the Board of Directors, as described below, such grants shall be automatic and not subject to the discretion of any person.

ELIGIBILITY

    The Option  Plan  provides  that  discretionary awards  may  be  granted  to
employees,   directors  and  consultants  of  the   Company  or  any  parent  or
majority-owned subsidiary. Incentive stock options may be granted only to employees. Except with respect to annual automatic stock bonus awards to members of the Board of Directors, the Board or the Committee selects the recipients and determines the number of shares to be subject to each award. In making such determination, the duties and responsibilities of the recipient, the value of his or her services, his or her present and potential contribution to the success of the Company, the anticipated number of years of future service and other relevant factors are taken into account. As of December 31, 1995, there are approximately 348 employees, nine directors and one consultant eligible to participate in the Option Plan.

AUTOMATIC STOCK AWARDS TO DIRECTORS

    The Option Plan, as amended, provides that members of the Board of Directors, who are not also employees of the Company (or affiliates thereof) and who have not been employees of the Company (or affiliates thereof) for the period commencing three years prior to the date of any grants under this paragraph ("Outside Directors"), shall be automatically awarded 2,500 shares of the Company's Common Stock on the day after the Annual Meeting. Pursuant to this provision, Directors Barr, Burns, deWilde, Ferrari, Gay, Kelleher, Porter, Roster and Wells will receive 2,500 shares if they are re-elected to the Board at the Annual Meeting. Moreover, Outside Directors who are appointed or elected to the Board subsequent to the grant date shall automatically be awarded a number of shares of the Company's Common Stock, on the date of such appointment or election, determined by multiplying 2,500 by a fraction, the numerator of which shall be the number of months until the next May 1 (counting any partial month as a full month) and the denominator of which shall be 12, which number shall be rounded down to the nearest whole integer.

    Director stock awards granted under the Option Plan, as amended, are not subject to vesting or contractual transfer restrictions.

LIMITATIONS ON AWARDS

    The Option Plan limits the discretion allowed to the Committee in granting awards. The limitation provides that no employee may be granted in any one fiscal year awards to receive more than

250,000 shares of Common Stock of the Company. This limitation is intended to preserve the Company's ability to deduct for federal income tax purposes the compensation expense relating to awards granted to certain executive officers under the Option Plan. Without this provision in the Option Plan, Section 162(m) of the Code might limit the Company's ability to deduct such compensation expense.

TERMS OF OPTIONS

    The terms of options granted under the Option Plan are determined by the Board or the Committee. Each option granted under the Option Plan is evidenced by a written stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

        (a) EXERCISE OF THE OPTION. Under forms of Option Agreements used with the Option Plan, options typically vest as to one-quarter to one-third of the shares after the first year of grant and at the rate of one-quarter to one-third of the shares per year thereafter, as determined by the Board of Directors or the Committee, although different vesting schedules may be used. An option granted under the Option Plan is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company. Payment for shares issued upon exercise of an option may consist of cash, check, promissory note, other shares of the Company's Common Stock that have been held by the optionee for at least six months, cashless exercise or any combination of such methods of payment, or such other consideration and method of payment as is permitted under applicable laws.

        (b) EXERCISE PRICE. The per share exercise price of options granted under the Option Plan is determined by the Board or the Committee and, in the case of incentive stock options, may not be less than 100% of the fair market value on the date of grant. However, in the case of options granted to an optionee who owns more than 10% of the voting power or value of all classes of stock of the Company, the per share exercise price must not be less than 110% of the fair market value on the date of grant. The closing price of the Company's Common Stock on the National Association of Securities Dealers Automated Quotation/National Market System on December 29, 1995, was $24.00 per share.

        (c) TERMINATION OF STATUS AS AN EMPLOYEE, CONSULTANT OR DIRECTOR. If the optionee's employment or consulting relationship with the Company or status as a Director is terminated for any reason (other than death or disability), options are exercisable for three months (or such other period of time not exceeding six months as is determined by the Board or the Committee) after such termination as to all or part of the shares as to which the optionee was entitled to exercise at the date of such termination.

        (d) DEATH OR DISABILITY OF OPTIONEE. Options are exercisable for no more than 12 months (or such shorter time as is determined by the Board, or the Committee, with such determination in the case of an incentive stock option being made at the time of grant of the option) following termination because of a permanent and total disability or within 12 months by the employee's estate after his or her death.

        (e) TERM AND TERMINATION OF OPTIONS. Options granted under the Option Plan shall be for a term not to exceed 10 years, as determined by the Board or the Committee on the date of grant. No option may be exercised by any person after the expiration of its term. In the case of an option granted to an optionee who, immediately before the grant of such option, owns more than 10% of the voting power of all classes of stock of the Company, the term of the option may not be more than five years.

        (f)  OTHER  PROVISIONS.   The option  agreement  may contain  such other
    terms, provisions and conditions not inconsistent with the Option Plan as may be determined by the Board or the Committee.

TERMS OF STOCK PURCHASE RIGHTS

    The Option Plan permits the Company to grant stock purchase rights to purchase Common Stock of the Company ("Stock Purchase Rights") either alone, in addition to, or in tandem with other awards under the Option Plan and/or cash awards made outside the Option Plan. Upon the granting of a Stock Purchase Right, the offeree shall be advised in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that the offeree shall be entitled to purchase, the price to be paid and the time within which the offeree must accept such offer (which shall in no event exceed 60 days from the date upon which the Administrator made the determination to grant the Stock Purchase Right). The offer shall be accepted by execution of a restricted stock purchase agreement between the Company and the offeree.

    Unless the Administrator determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with the Company for any reason (including death or permanent and total disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

TERMS OF STOCK BONUS AWARDS

    The Option Plan also permits the granting of stock bonuses ("Stock Bonus Awards"). Such awards shall be based on such performance or employment-related factors as the Administrator, in its discretion, shall determine. Stock Bonus Awards may vary from participant to participant and group to group. Such awards shall be granted for no cash consideration.

    Stock Bonus Awards will be payable in Common Stock of the Company and may be subject to forfeiture provisions (i.e., may be in the form of restricted stock with vesting provisions).

NONTRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS

    An option or Stock Purchase Right is not transferable by the recipient, other than by will or the laws of descent and distribution, and is exercisable during the recipient's lifetime only by the recipient. In the event of the recipient's death, options or Stock Purchase Rights may be exercised by a person who acquires the right to exercise the option or right by bequest or inheritance.

CHANGES IN CAPITALIZATION

    In the event a change, such as a stock split or stock dividend payable in Common Stock, is made in the Company's capitalization that results in an exchange of Common Stock for a greater or lesser number of shares without receipt of consideration by the Company, appropriate adjustment shall be made in the price and number of shares subject to outstanding awards. Appropriate adjustment will also be made in the number of shares of Common Stock that have been authorized for issuance under the Option Plan but as to which no awards have yet been granted or that have been returned to the Option Plan upon cancellation of an award. Such adjustments shall be made by the Board of Directors, whose determination shall be final, binding and conclusive, subject to any required action by the shareholders of the Company.

    In the event of a "Change in Control" (defined below) recipients of outstanding options and rights shall have the right to exercise, and shall be vested as to, all outstanding options and rights as to all of the stock covered thereby, including shares as to which the option or right would not otherwise be exercisable or vested. If outstanding options and rights become fully vested in the event of a Change in Control, the Board shall notify all participants that their outstanding options and rights shall be fully exercisable for a period of three months (or such other period of time not exceeding six months as is determined by the Board or Committee at the time of grant) from the date of such notice, and any unexercised options or rights shall terminate upon the expiration of such period.

    "Change in Control" means:

        (1) the acquisition of 50% or more of the outstanding voting stock of the Company or the Bank by any person or entity, with certain exceptions for employee benefit plans of the Company or the Bank;

        (2) the acquisition of 25% or more of the outstanding voting stock of the Company or the Bank by any person or entity and a change in the composition of the Board during the following 12 months such that those persons serving as directors immediately prior to the share acquisition, and those new directors elected by a vote of at least two-thirds of the directors of the Company or the Bank, cease to make up at least 60% of the directors of the Company or the Bank;

        (3) a merger or consolidation of the Company or the Bank with any other corporation, other than a merger or consolidation in which the shareholders of the Company or the Bank immediately prior thereto continue to own at least 75% of the outstanding voting stock of the Company or the Bank; or

        (4) the complete liquidation of the Company or the Bank, or disposition of all or substantially all of the Company's or the Bank's assets.

AMENDMENT AND TERMINATION OF THE PLAN

    The Board may amend or terminate the Option Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary to comply with Rule 16b-3 promulgated under Section 16 of the Exchange Act or with Section 422 of the Internal Revenue Code (the "Code") (or any other successor or applicable law or regulation), the Company shall obtain shareholder approval of any Option Plan amendment in such a manner and to such a degree as is required by the applicable law, rule or regulation. Any amendment or termination of the Option Plan shall not affect awards already granted and such awards shall remain in full force and effect as if the Option Plan had not adversely been amended or terminated, unless mutually agreed otherwise between the recipient and the Company, which agreement must be in writing and signed by the recipient and the Company.

    In any event, the Option Plan shall terminate in 1999. Any awards outstanding under the Option Plan at the time of its termination shall remain outstanding until they expire by their terms.

TAX INFORMATION

    STOCK OPTIONS.    Options  granted  under the  Option  Plan  may  be  either
"incentive   stock  options,"  as  defined  in  Section  422  of  the  Code,  or nonstatutory options.

    INCENTIVE STOCK OPTIONS. An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

    NONSTATUTORY STOCK OPTIONS. All other options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the Optionee with respect to shares acquired upon exercise of a nonstatutory option.

    STOCK PURCHASE RIGHTS. Stock Purchase Rights will generally be taxed in the same manner as nonstatutory options. However, restricted stock is usually purchased upon exercise of a Stock Purchase Right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock ceases to be subject to substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company (i.e., as it "vests"). At such times, the purchaser will recognize the ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture. However, a purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, would be equal to the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period would commence on the purchase date. The ordinary income recognized by a purchaser who is an employee will be treated as wages and will be subject to tax withholding by the Company out of the current compensation of the purchaser. If such current compensation is insufficient to pay the withholding tax, the purchaser will be required to make direct payment to the Company for the tax liability. Generally, the Company will be entitled to a tax deduction in the amount and at the time the purchaser recognizes ordinary income.

    Different rules  may apply  in the  case of  purchasers who  are subject  to
Section 16 of the Securities Exchange Act of 1934, as amended.

    STOCK BONUS AWARDS. A recipient who receives restricted stock pursuant to a Stock Bonus Award will recognize ordinary income equal to the fair market value of the stock at the time or times the restrictions lapse (unless a Code Section 83(b) election is timely filed at the time of grant). Different rules may apply if the recipient is subject to Section 16(b) of the Exchange Act. Generally, the Company will be entitled to a tax deduction in the amount and at the time the recipient recognizes ordinary income.

    The foregoing is only a summary of the effect of federal income taxation upon the grantee and the Company with respect to the grant and exercise of options, and with respect to the grant of Stock Purchase Rights and Stock Bonus Awards, under the Option Plan. It does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

VOTE REQUIRED

    Approval of the amendments to the 1989 Stock Option Plan requires the affirmative vote of a majority of the Votes Cast.

                                 PROPOSAL NO. 3
                APPROVAL OF AN AMENDMENT TO THE COMPANY'S BYLAWS
                      TO PROVIDE FOR A BOARD OF DIRECTORS
                    CONSISTING OF EIGHT TO FIFTEEN DIRECTORS
   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE BYLAWS

PROPOSED AMENDMENT

    Section 3.2 of the Bylaws of the company currently provides that the number of members of the Board of Directors of the Company shall not be less than 10 nor more than 19. Effective January 1996, the Board of Directors, subject to shareholder approval, authorized an amendment to the Bylaws to provide that the number of directors of the Company shall be not less than eight nor more than 15 directors, with the exact number of directors initially set at 10. The exact number of directors may be changed within such authorized range by a further amendment to Section 3.2 adopted by either the Board of Directors (acting without further shareholder approval) or by the shareholders. Accordingly, it is proposed that Section 3.2 of the Bylaws be amended to read in its entirety substantially as follows:

    "Section 3.2 -- Number and Qualification of Directors.

           The authorized number of directors of the Corporation shall not be less than eight (8) nor more than fifteen (15) until changed by amendment of the Articles of Incorporation or by a bylaw amending this Section 3.2 duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote, provided that a proposal to reduce the authorized minimum number of directors below five cannot be adopted. The exact number of directors shall be fixed from time to time, within the limits specified in this Section 3.2: (i) by a resolution duly adopted by the Board; (ii) by a Bylaw or amendment thereof duly adopted by the vote of a majority of the outstanding shares entitled to vote; or
       (iii) by approval of the shareholders (as defined in Section 153 of the California General Corporation Law). No amendment may change the stated maximum number of authorized directors to a number greater than two times the stated minimum number of directors minus one.

           Subject to the foregoing provisions for changing the number of directors, the number of directors of this Corporation has been fixed at ten (10)."

    The Board determined to amend the Bylaws as set forth above in order that the authorized range of directors for the Company matches the authorized range for the Bank (which range has been from eight to 15 since the original Bylaws of the Bank were adopted in 1983). The proposed change in the authorized range of directors provides the Board of Directors of the Company the flexibility to decrease the authorized number of directors to eight or nine, without shareholder approval, in the event the Board of Directors deems it advisable that the Board of Directors be comprised of less than 10 members in the future.

    The Board of Directors is not permitted to decrease the number of authorized directors if such decrease would have the effect of removing a director from office prior to the expiration of his or her term.

VOTE REQUIRED

    Approval of the proposed amendment to the Bylaws requires the affirmative vote of the holders of a majority of the Company's Common Stock issued and outstanding and entitled to vote. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the Bylaw amendment. In the event the shareholders do not approve the amendment to the Bylaws, the authorized range of directors shall remain at not less than 10 nor more than 19 members.

                                 PROPOSAL NO. 4
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The firm of KPMG Peat Marwick LLP has been approved by the Audit Committee and the Board of Directors of the Company to be its independent auditors for the 1996 fiscal year. KPMG Peat Marwick LLP has audited the Company's financial statements since November 1994. KPMG Peat Marwick LLP has no interest, financial or otherwise, in the Company or the Bank.

    Representatives from the firm of KPMG Peat Marwick LLP will be present at the Annual Meeting of Shareholders and afforded the opportunity to make a statement if they desire to do so, and will be available to respond to shareholders' questions.

    The Company's financial statements for fiscal year 1993 were audited by Deloitte & Touche LLP. On November 1, 1994, the Audit Committee of the Board of Directors of the Company (i) dismissed the firm of Deloitte & Touche LLP as independent auditors for the Company and its subsidiaries and (ii) retained the firm of KPMG Peat Marwick LLP as independent auditors for the Company and its subsidiaries for the fiscal year ending December 31, 1994. None of the reports by Deloitte & Touche LLP on the financial statements of the Company for the years in the two-year period ended December 31, 1993, and the subsequent interim period, contain any adverse opinions or disclaimers of opinion nor are they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for each of the years in the two-year period ended December 31, 1993, and in the subsequent interim period, there were no disagreements with Deloitte & Touche LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the matter in their reports. At the Company's request, Deloitte & Touche LLP provided a letter addressed to the Securities and Exchange Commission stating that it agreed with the above statements.

                  SHAREHOLDER PROPOSALS -- 1997 ANNUAL MEETING

    Shareholders are entitled to present proposals for action at a forthcoming Annual Meeting of Shareholders if they comply with the requirements of California corporate law, the proxy rules and the Company's Bylaws. Any shareholder proposal intended to be presented at the 1997 Annual Meeting of Shareholders of the Company must be received at the Company's Santa Clara office on or before November 11, 1996 in order to be considered for possible inclusion in the Company's Proxy Statement and form of proxy relating to such annual meeting.

                               1995 ANNUAL REPORT

    Enclosed is a copy of the Company's 1995 Annual Report to Shareholders, including financial statements for the year ended December 31, 1995. Shareholders who wish to obtain, without charge, a copy of the Company's Annual Report on Form 10-K (without exhibits) for the year ended December 31, 1995 as filed with the Securities and Exchange Commission should address a written request to Shareholder Relations, Silicon Valley Bancshares, 3003 Tasman Drive, Santa Clara, California 95054.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, there are no other matters that Management intends to present or has reason to believe others will present at the Annual Meeting. If other matters properly come before the Annual Meeting, those who act as Proxy Holders will vote in accordance with their best judgment.

                             THE BOARD OF DIRECTORS

                                          A. Catherine Ngo
                                          CORPORATE SECRETARY

Santa Clara, California
March 1, 1996

                                APPENDICES INDEX
                     ATTACHED TO SILICON VALLEY BANCSHARES
                          PRELIMINARY PROXY STATEMENT

APPENDIX A    Proposed Amended Silicon Valley Bancshares' 1989 Stock Option
               Plan

APPENDIX B    Proposed Amended Silicon Valley Bancshares' Bylaws

    THE FOREGOING APPENDICES ARE BEING SUBMITTED TO THE COMMISSION FOR REVIEW PURPOSES ONLY AND WILL NOT BE INCLUDED IN THE PROXY SOLICITATION MATERIALS DISTRIBUTED TO THE SHAREHOLDERS.

                                   APPENDIX A
                           SILICON VALLEY BANCSHARES
                             1989 STOCK OPTION PLAN
               AMENDMENT AND RESTATEMENT EFFECTIVE AS OF THE DATE
                   OF OBTAINING SHAREHOLDER APPROVAL IN 1996.

1.  PURPOSE

    The purpose of this Silicon Valley Bancshares Stock Option Plan (the "Plan") is to provide a method whereby those key employees, directors and consultants of Silicon Valley Bancshares (the "Company") and its affiliates, who are primarily responsible for the management and growth of the Company's business and who are presently making and are expected to make substantial contributions to the Company's future management and growth, may be offered incentives in addition to those presently available, and may be stimulated by increased personal involvement in the success of the Company to continue in its service, thereby advancing the interests of the Company and its shareholders.

    The word "affiliate," as used in the Plan, means any bank or corporation in any unbroken chain of banks or corporations beginning or ending with the Company, if at the time of the granting of an option, right or stock bonus award, each such bank or corporation other than the last in that chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other banks or corporations in the chain.

2.  ADMINISTRATION

    (i) Multiple Administrative Bodies. If permitted by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3;" the "Exchange Act"), the Plan may be administered by different bodies with respect to directors, officers who are not directors, and employees who are neither directors nor officers.

    (ii)  Administration  With  Respect  to Directors  and  Officers  Subject to
Section 16(b). Except for the automatic grants to directors provided for in Sections 6 and 9, which shall be automatic and not subject to any discretion, with respect to option, stock purchase right or stock bonus award grants made to employees who are also officers or directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) the Stock Committee of the Board, which committee shall be constituted to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3 (the Board or its committee shall be referred to herein as the "Committee"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3.

   (iii) Administration With Respect to Other Persons. With respect to option, stock purchase right or stock bonus award grants made to employees or consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy applicable laws (the Board or its committee shall be referred to herein as the "Committee"). Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by applicable laws.

   (iv) The Company shall effect the grant of options, rights and stock bonus awards under the Plan by execution of instruments in writing in a form approved by the Committee. Subject to the express terms and conditions of the Plan, the Committee shall have full power to construe the Plan and the terms of any option, right or stock bonus award granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan or such options, rights or stock bonus awards and to make all other determinations necessary or advisable for the Plan's administration, including, without limitation, the power to (i) determine which persons meet the requirements of Section 3 hereof for selection as participants in the Plan; (ii) determine to whom of the eligible persons, if any, options, right or stock bonus award shall be granted under the Plan; (iii) establish the terms and conditions required or permitted to be included in every option, right or stock bonus award agreement or any amendments thereto, including whether options to be granted thereunder shall be "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (hereinafter the "Code") or nonstatutory stock options not described in Section 422 of the Code; (iv) specify the number of shares to be covered by each option, right or stock bonus award; (v) determine the fair market value of shares of the Company's common stock used by a participant to exercise options or rights; (vi) grant options or rights in exchange for cancellation of options or rights granted earlier at different exercise prices;
(vii) take appropriate action to amend any option, right or stock bonus award hereunder, provided that no such action may be taken without the written consent of the affected participant; and (viii) make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

3.  ELIGIBILITY

    The persons who shall be eligible to receive options, rights or stock bonus awards under this Plan shall be the key employees and officers of the Company and its affiliates, persons who became employees of the Company or its affiliates within thirty days of the date of grant of an option, right or stock bonus award, directors of the Company or its affiliates, and consultants of the Company or its affiliates.

4.  THE SHARES



    The shares of stock subject to options, rights or stock bonus awards authorized to be granted under the Plan shall consist of one million six hundred twenty six thousand five hundred thirty two (1,626,532) shares of the Company's no par value Common Stock (hereinafter the "Shares"), or the number and kind of shares of stock or other securities which shall be substituted for such Shares or to which such Shares shall be adjusted as provided in Section 11 hereof. Upon the expiration or termination for any reason of an outstanding option or right under the Plan which has not been exercised in full, all unissued Shares thereunder shall again become available for the grant of options, rights or stock bonus awards under the Plan.


5.  LIMITATION ON PLAN AWARDS

    The following limitations shall apply to grants of options, stock purchase rights and stock bonus awards to Employees:

    (i) No Employee shall be granted, in any fiscal year of the Company, options, stock purchase rights or stock bonus awards to purchase more than two hundred and fifty thousand (250,000) Shares.

    (ii)  The  foregoing  limitation   shall  be  adjusted  proportionately   in
connection  with  any change  in the  Company's  capitalization as  described in
Section 11.

   (iii) If an option, stock purchase right or stock bonus award is cancelled (other than in connection with a transaction described in Section 11), the cancelled option, stock purchase right or stock bonus award will be counted against the limit set forth in Section 5. For this purpose, if the exercise price of an option or stock purchase right is reduced, the transaction will be treated as a cancellation of the option or stock purchase right and the grant of a new option or stock purchase right.

6.  GRANT, TERMS AND CONDITIONS OF OPTIONS

    A.  AUTOMATIC GRANTS TO OUTSIDE DIRECTORS

    Members of the Board of Directors of the Company who are not employees of the Company ("Outside Directors") shall, in January, 1991 on the date of the regularly scheduled meeting of the Board of Directors of the Company and on the January meeting of the Board of Directors in 1992 and 1993, each be granted an option to purchase 2,000 Shares under the Plan; provided, however, that if there are insufficient Shares available under the Plan for each Outside Director to receive an option to purchase 2,000 Shares (as adjusted) in any year, the number of Shares subject to each option shall equal the total number of available Shares remaining under the Plan divided by the number of Outside Directors on such date, as rounded down to avoid fractional Shares. All options granted to Outside Directors shall be subject to the following terms and conditions:

    (i)  Nonstatutory Options.   All stock options  granted to Outside Directors
pursuant to the Plan shall be nonstatutory stock options.

    (ii) Option Price. The purchase price under each option granted to an Outside Director shall be one hundred percent of the fair market value of the Shares subject thereto on the date the option is granted, as such value is determined by the Committee. The fair market value of such stock shall be determined in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation Section 20.2031-2.

   (iii) Duration and Vesting of Options. Each option shall be for a three-year term and shall be immediately vested for exercise in full on the date of grant. The termination of the Plan shall not alter the maximum duration, the vesting provisions, or any other term or condition of any option granted prior to the termination of the Plan.

   (iv) Termination of Tenure on the Board. Unless the Committee determines otherwise, upon the termination of an optionee's status as a member of the Board, his or her rights to exercise an option then held shall be only as follows:

    DEATH OR DISABILITY: If an optionee's tenure on the Board is terminated by death or disability, such optionee or such optionee's qualified representative (in the event of the optionee's mental disability) or the optionee's estate (in the event of optionee's death) shall have the right for a period of twelve months following the date of such death or disability to exercise the option to the extent the optionee was entitled to exercise such option on the date of the optionee's death or disability; provided the actual date of exercise is in no event after the expiration of the term of the option. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

    OTHER REASONS: If an optionee's tenure on the Board is terminated for any reason other than those mentioned above under "Death or Disability," the optionee may, within three months (or such longer period not exceeding six months as the Board may determine) following such termination, exercise the option to the extent such option was exercisable by the optionee on the date of such termination, provided the date of exercise is in no event after the expiration of the term of the option.

    (v) The automatic grants to Outside Directors pursuant to this Section 5.A shall not be subject to the discretion of any person. The provisions of this
Section 5.A shall not be amended more than once every six months, other than to comport with changes in the Code or the rules thereunder. Any amendment to this
Section 5.A shall, to the extent required by applicable rules of the Securities and Exchange Commission, be approved by the shareholders of the Company.

    B.  GRANTS TO EMPLOYEES AND CONSULTANTS

    Options, at the discretion of the Committee, may be granted at any time prior to the termination of the Plan to persons who are employees or consultants of the Company, including employees who are also directors of the Company. Options granted by the Committee to employees and consultants pursuant to the Plan shall be subject to the following terms and conditions:

    (i) Grant of Options. Stock options granted pursuant to the Plan may be either incentive stock options or nonstatutory stock options. If the aggregate fair market value of the Shares which are exercisable for the first time during any one calendar year under all incentive stock options held by an optionee exceeds $100,000 (determined at the time of the grant of the options), such options shall be treated as nonstatutory stock options to the extent of such excess.

    (ii) Option Price. The purchase price under each option shall be determined by the Committee; provided, however, that (i) the purchase price of a nonstatutory stock option shall not be less than one hundred percent of the fair market value of the Shares subject thereto on the date the option is granted,
(ii) the purchase price of an incentive stock option granted to an individual who does not own stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company shall not be less than one hundred percent of the fair market value of the Shares subject thereto on the date the option is granted, and (iii) the purchase price of an incentive stock option granted to an individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company shall not be less than one hundred ten percent of the fair market value of the Shares subject thereto on the date the option is granted. The fair market value of such stock shall be determined in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation Section 20.2031-2.

   (iii) Duration of Options. Each option shall be for a term determined by the Committee; provided, however, that the term of any option may not exceed ten years and, provided further, that the term of any option granted to an individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company shall not exceed five years. Each option shall vest in such manner and at such time as the Committee shall determine and the Committee may accelerate the time of exercise of any option, provided, however, that if compliance with the terms of Rule 16b-3, as promulgated under the Securities Exchange Act of 1934, as amended (hereinafter the "Exchange Act") so requires, no option may vest prior to six months after the date of grant. The termination of the Plan shall not alter the maximum duration, the vesting provisions, or any other term or condition of any option granted prior to the termination of the Plan.

   (iv) Termination of Employment or Consultant Status. Unless the Committee determines otherwise, upon the termination of an optionee's status as an employee or officer of the Company, his or her rights to exercise an option then held shall be only as follows;

    DEATH OR DISABILITY: If an optionee's employment or status as a consultant is terminated by death or disability, such optionee or such optionee's qualified representative (in the event of the optionee's mental disability) or the optionee's estate (in the event of optionee's death) shall have the right for a period of twelve (12) months following the date of such death or disability to exercise the option to the extent the optionee was entitled to exercise such option on the date of the optionee's death or disability; provided the actual date of exercise is in no event after the expiration of the term of the option. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

    CAUSE: If an optionee's employment or status as a consultant is terminated because such optionee is determined by the Board to have committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage or injury to the Company, or if an optionee makes any unauthorized disclosure of any of the secrets or confidential information of the Company, induces any client or customer of the Company to break any contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relations, or engages in any conduct which constitutes unfair competition with the Company, or if an optionee is removed from any office of the Company by any bank regulatory agency, neither the optionee nor the optionee's estate shall be entitled to exercise any option with respect to any Shares whatsoever. In making such determination, the Board shall act fairly and shall give the optionee an opportunity to appear and be heard at a hearing before the full Board and present evidence on the optionee's behalf. For the purpose of this paragraph, termination of employment or consultant status shall be deemed to occur when the Company dispatches notice or advice to the optionee that the optionee's employment or status as a consultant is terminated, and not at the time of optionee's receipt thereof.

    OTHER REASONS: If an optionee's employment or status as a consultant is terminated for any reason other than those mentioned above under "Death or Disability" and "Cause," the optionee may, within three months (or within such other period not exceeding six months as may be determined by the Committee) following such termination, exercise the option to the extent such option was exercisable by the optionee on the date of termination of the optionee's employment or status as a consultant; provided the date of exercise is in no event after the expiration of the term of the option and provided further that any option which is exercisable more than three months following termination shall be treated as a nonstatutory option whether or not it was designated as such at the time it was granted.

    C.  TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS

    The following terms and conditions shall apply to all options granted pursuant to the Plan:

    (i) Exercise of Options. To the extent the right to purchase Shares has vested under an optionee's stock option agreement, options may be exercised from time to time by delivering payment therefor in cash, certified check, official bank check, or the equivalent thereof acceptable to the Company, together with written notice to the Secretary of the Company, identifying the option or part thereof being exercised and specifying the number of Shares for which payment is being tendered. An optionee may also exercise an option by electing to deliver shares of Company Common Stock that have been held by the optionee for at least six months. The Committee may, in its discretion, permit optionees who are employees of the Company to pay the exercise price of options by delivering to the Company a full recourse promissory Note. Such an election is subject to approval or disapproval by the Committee, and if the optionee is subject to short-swing profit liability under Section 16 of the Exchange Act, the timing of the election must satisfy the requirements of Rule 16b-3, as promulgated under the Exchange Act. The Company shall deliver to the optionee, which delivery shall be not less than fifteen (15) days and not more than thirty (30) days after the giving of such notice, without transfer or issue tax to the optionee (or other person entitled to exercise the option), at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such Shares dated the date the options were validly exercised; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law.

    (ii) Use of Proceeds from Stock. Proceeds from the sale of Shares pursuant to the exercise of options granted under the Plan shall constitute general funds of the Company.

   (iii) Rights as a Shareholder. The optionee shall have no rights as a shareholder with respect to any Shares until the date of issuance of a stock certificate for such Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance, except as provided in Section 11 hereof.

   (iv) Withholding. The Company shall have the right to condition the issuance of shares upon exercise of a nonstatutory stock option upon payment by the optionee of any income taxes required to be withheld under federal, state or local tax laws or regulations in connection with such exercise.

    (v) Limitations on Grants to Directors. No Director of the Company shall be granted options in any one calendar year which would entitle him or her to acquire more than ten percent of the Shares, as adjusted pursuant to Section 11. The aggregate amount of Shares subject to options granted to all Directors of the Company as a group shall not exceed thirty-three percent of the Shares, as adjusted pursuant to Section 11.

   (vi) Other Terms and Conditions. Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate. No option, however, nor anything contained in the plan, shall confer upon any optionee any right to continue in the employ or in the status as a director or consultant of the Company, nor limit in any way the right of the Company to terminate an optionee's employment or status as a consultant at any time.

7.  STOCK BONUS AWARDS

    Stock bonus awards may be either granted alone or in addition to options and other rights granted under the Plan. Such awards shall be granted for no cash consideration. The Committee shall determine, in its sole discretion, the terms, conditions and restrictions for each stock bonus award, and shall determine any performance or employment related factors to be considered in the granting of stock bonus awards and the extent to which such stock bonus awards have been earned. Stock bonus awards may vary from participant to participant and between groups of participants. Each stock bonus award shall be confirmed by, and be subject to the terms of, a stock bonus award agreement.

8.  STOCK PURCHASE RIGHTS

    (i) Rights to Purchase. Stock purchase rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Committee determines that it will offer stock purchase rights under the Plan, it shall advise the offeree in writing, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed sixty (60) days from the date upon which the Committee made the determination to grant the stock purchase right. The offer shall be accepted by execution of a restricted stock purchase agreement in the form determined by the Committee.

    (ii) Repurchase Option. Unless the Committee determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Committee.

   (iii)  Rule 16b-3.   Stock purchase  rights granted to  individual subject to
Section 16 of the Exchange Act, and Shares purchased by such individuals in connection with stock purchase rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a stock purchase right, and may only sell Shares purchased pursuant to the grant of a stock purchase right, during such time or times as are permitted by Rule 16b-3.

   (iv) Other Provisions. The restricted stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. In addition, the provisions of restricted stock purchase agreements need not be the same with respect to each purchaser.

    (v) Rights as a Shareholder. Once the stock purchase right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock purchase right is exercised, except as provided in Section 11 of the Plan.

9.  AUTOMATIC OUTSIDE DIRECTOR STOCK AWARDS

    Members of the Board of Directors of the Company who are not also employees of the Company or its affiliates and who have not been employees of the Company or its affiliates for the period commencing three years prior to the date of any grants under this Section 9, shall be automatically awarded 2,500 shares of Company common stock on (i) the day after shareholder approval of the amendment to this Section 9 of the Option Plan (approved by the Board of Directors in October 1994) is obtained (1994 Grant), (ii) the day after shareholder approval of the amendment to this Section 9 of the Option Plan (to be approved by the Board of Directors in April 1995) is obtained (1995 Grant) and (iii) the day after the 1996 Annual Meeting of Shareholders (1996 Grant). Moreover, members of the Board of Directors who are appointed or elected to the Board subsequent to any of the above grant dates shall automatically be awarded a number of shares of Company common stock, on the date of such appointment or election, determined by multiplying 2,500 by a fraction, the numerator of which shall be the number of months until the next May 1 (counting any partial month as a full month) and the denominator of which shall be 12, which number shall be rounded down to the nearest whole integer.

    The automatic grants to certain Outside Directors pursuant to this Section 9 shall not be subject to the discretion of any person. The provisions of this
Section 9 shall not be amended more than once every six months, other than to comport with changes in the Code or the rules thereunder. Any amendment to this
Section 9 shall, to the extent required by applicable rules of the Securities and Exchange Commission, be approved by the shareholders of the Company.

10.  NON-TRANSFERABILITY

    Each option and right shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the participant's
lifetime  only  by  the  participant,  or  in  the  event  of  disability,   the
participant's qualified representative. In addition, in order for Shares acquired under incentive stock options to receive the tax treatment afforded such shares, the Shares may not be disposed of within two years from the date of the option grant nor within one year after the date of transfer of such Shares to the optionee.

11.  ADJUSTMENT OF, AND CHANGES IN, THE SHARES

    In the event the shares of Common Stock of the Company, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of reorganization, merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise), or if the number of Shares of Common Stock of the Company shall be increased through the payment of a stock dividend, there shall be substituted for or added to each Share of Common Stock of the Company theretofore appropriated or thereafter subject or which may become subject to an option, right or stock bonus award under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock of the Company shall be so changed, or for which each share shall be exchanged, or to which each such share shall be entitled, as the case may be. In addition, appropriate adjustment shall be made in the number and kind of Shares as to the outstanding options, rights or stock bonus awards or portions thereof, then unexercised, so that any participant's proportionate interest in the Company by reason of his or her rights under unexercised portions of such options, rights or stock bonus awards shall be maintained as before the occurrence of such event. Such adjustment in outstanding options or rights shall be made without change in the total price to the unexercised portion of the option or right, and with a corresponding adjustment in the option or right price per share.

    In the event of a proposed dissolution or liquidation of the Company, options, rights and shares outstanding under the Plan shall become accelerated so as to become 100% vested immediately prior to the consummation of such proposed action.

    In the  event  of a  "change  in control"  (as  defined in  the  immediately succeeding paragraph), all outstanding options, rights and shares under the Plan, shall become 100% vested. If outstanding options and rights become fully vested in the event of a change in control, the Board shall notify all participants that their outstanding options and rights shall be fully exercisable for a period of 3 months (or such other period of time not exceeding six months as is determined by the Board at the time of grant) from the date of such notice, and any unexercised options or rights shall terminate upon the expiration of such period.

    "Change in control" means the occurrence of any of the following events:

        (i) Any "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the shareholders of the Company or of the Company's wholly-owned bank subsidiary (the "Bank") in substantially the same proportions as their ownership of stock in the Company or the Bank (as the case may be), becomes after the date hereof the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Company or the Bank representing fifty percent (50%) or more of the total voting power represented by the Company's or the Bank's then outstanding securities that vote generally in the election of directors ("Voting Securities");

        (ii) Any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the shareholders of the Company or the Bank in substantially the same proportions as their ownership of stock in the Company or the Bank (as the case may be), becomes after the date hereof the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of twenty-five percent (25%) or more of the Voting Securities of the Company or the Bank, and within a period of twelve (12) months of such acquisition of beneficial ownership, individuals who at the beginning of such period constitute the Board of Directors of the Company or the Bank, or any new director whose election or nomination was approved by a vote of at least two-thirds of the directors of the Company or the Bank (as the case may be), then still in office who were directors at the beginning of such period, or whose election or nomination was previously so approved, cease for any reason to constitute at least sixty percent (60%) of the directors of the Company or the Bank;

       (iii) The merger or consolidation of the Company or the Bank with any other corporation, other than a merger or consolidation in which the shareholders of the Company or the Bank (as the case may be) immediately prior thereto continue to own, directly or indirectly, Voting Securities representing at least seventy-five percent (75%) of the total voting power of the entity surviving such merger or consolidation; or

       (iv) The complete liquidation of the Company or the Bank or sale or disposition by the Company or the Bank (in one transaction or a series of transactions) of all or substantially all of the Company's or the Bank's assets.

    No right to purchase fractional shares shall result from any adjustment in options or rights pursuant to this Section 11. In case of any such adjustment, the shares subject to the option or right shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each holder of an option or right which was in fact so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

    To the extent the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

    Except as expressly provided in this Section 11, a participant shall have no rights by reason of any of the following events: (1) subdivision or consolidation of shares of stock of any class issued by the Company; (2) payment by the Company of any stock dividend; (3) any other increase or decrease in the number of shares of stock of any class; (4) any dissolution, liquidation, merger, consolidation, spin-off or acquisition of assets or stock of another corporation by the Company. Any issue by the Company of shares of stock of any class, or securities convertible into shares of any class, shall not affect the number or price of shares of Common Stock subject to the option, right or stock bonus award, and no adjustment by reason thereof shall be made.

    The grant of an option, right or stock bonus award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

12.  LISTING OR QUALIFICATION OF SHARES

    All options and rights granted under the Plan are subject to the requirement that if at any time the Committee shall determine in its discretion that the listing or qualification of the Shares subject thereto on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the issuance of the Shares under the option or right, the option or right may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained, free of any condition not acceptable to the Committee.

13.  BINDING EFFECT OF CONDITIONS

    The conditions and stipulations herein contained, or in any option, right or stock bonus award granted pursuant to the Plan shall be, and constitute, a covenant running with all of the Shares acquired by the participant pursuant to this Plan, directly or indirectly, whether the same have been issued or not, and those Shares owned by the participant shall not be sold, assigned or transferred by any person save and except in accordance with the terms and conditions herein provided. In addition, the participant shall agree to use the participant's best efforts to cause the officers of the Company to refuse to record on the books of the Company any assignment or transfer made or attempted to be made, except as provided in the Plan, and to cause said officers to refuse to cancel old certificates or to issue or deliver new certificates therefor where the purchaser or assignee has acquired certificates or the shares represented thereby, except strictly in accordance with the provisions of the Plan.

14.  AMENDMENT AND TERMINATION OF THE PLAN

    The Board shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board shall not, without the approval of the shareholders of the Company, amend the Plan in a manner that requires shareholder approval for continued compliance with the terms of Rule 16b-3, as promulgated under the Exchange Act, Section 422 of the Code, any successor rules, or other regulatory authority. Except as provided in Section 11, no termination, modification or amendment of the Plan may, without the consent of any employee or officer to whom such option, right or stock bonus award was previously granted under the Plan, adversely affect the rights of such employee or officer under such option, right or stock bonus award.

    The Plan, unless sooner terminated, shall terminate ten years from the date the Plan is adopted by the Board. An option, right or stock bonus award may not be granted under the Plan after the Plan is terminated.

15.  EFFECTIVENESS OF THE PLAN

    The Plan shall become effective only upon adoption by the Board. The effectiveness of the Plan shall be conditioned upon the approval of the Plan by the shareholders of the Company within twelve (12) months of the adoption of the Plan by the Board. Options, rights or stock bonus awards may be granted from time to time, as the Committee may determine; provided, however, that the exercise of any option or right under the Plan shall be conditioned upon the registration of the Shares with the Securities and Exchange Commission and qualification of the options, rights and underlying Shares under the California securities laws unless in the opinion of counsel to the Company such registration or qualification is not necessary.

16.  PRIVILEGES OF STOCK OWNERSHIP, SECURITIES LAW COMPLIANCE AND NOTICE OF SALE

    No participant shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to the participant. No Shares shall be purchased upon the exercise of any option unless and until all of the then applicable requirements of any (i) regulatory agencies having jurisdiction and
(ii) any exchanges upon which the Common Stock of the Company may be listed shall have been fully complied with. The Company shall diligently endeavor to comply with all applicable securities laws before any options, rights or stock bonus awards are granted under the Plan and before any Shares are issued pursuant to the exercise of such options, rights or stock bonus awards. The participant shall give the Company notice of any sale or other disposition of any such Shares not more than five days after such sale or disposition.

17.  INDEMNIFICATION

    To the extent permitted by applicable law in effect from time to time, no member of the Board or the Committee shall be liable for any action or omission of any other member of the Board or Committee nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee arising with respect to the Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding; provided the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to he in the best interests of the Company or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This section does not apply to any action instituted or maintained in the right of the Company by a shareholder or holder of a voting trust certificate representing shares of the Company. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "person" as used in this section shall include the estate, executor, administrator, heirs, legatees or devisees of such person.

                                   APPENDIX B

               AMENDMENT AND RESTATEMENT EFFECTIVE AS OF THE DATE
                   OF OBTAINING SHAREHOLDER APPROVAL IN 1996.

                                     BYLAWS
                                       OF
                           SILICON VALLEY BANCSHARES

                                   ARTICLE I
                                    OFFICES

    Section 1.1. PRINCIPAL EXECUTIVE OFFICE. The principal executive office of this corporation (the "Corporation") is hereby fixed and located at 3000 Lakeside Drive, Santa Clara, California. The Board of Directors (the "Board") is hereby granted full power and authority to change the principal executive office from one location to another. Any such change shall be noted in the Bylaws by the Secretary, opposite this Section, or this Section may be amended to state the new location.

    Section 1.2. OTHER OFFICES. Other branch offices or places of business may at any time be established by the Board at any place or places deemed appropriate.

                                   ARTICLE II
                            MEETINGS OF SHAREHOLDERS

    Section 2.1. PLACE OF MEETINGS. All annual or other meetings of shareholders shall be held at the principal executive office of the Corporation, or at any other place which may be designated either by the Board or by the written consent of all persons entitled to vote thereat given either before or after the meeting and filed with the Secretary of the Corporation.

    Section 2.2.  ANNUAL MEETINGS.

        (a) TIME. The Annual Meeting of shareholders shall be held each year on a date and at a time designated by the Board. The date so designated shall be within fifteen months after the last Annual Meeting.

        (b) BUSINESS TO BE TRANSACTED. At each Annual Meeting, directors shall be elected, reports of the affairs of the Corporation shall be considered and any other business may be transacted which is within the powers of the shareholders.

        (c) NOTICE. Written notice of each Annual Meeting shall be given to each shareholder entitled to vote, either personally or by first class mail or other means of written communication, charges prepaid, addressed to such shareholder at such shareholder's address appearing on the books of the Corporation, or given by the shareholder to the Corporation for the purpose of notice, or if no such address appears or is given, at the place where the principal executive office of the Corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. If any notice or report addressed to the shareholder at the address of such shareholder appearing on the books of the Corporation is returned to the Corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal executive office of the Corporation for a period of one year from the date of the giving of the notice or report to all other shareholders. If a shareholder gives no address, notice shall be deemed to have been given to the shareholder if sent by mail or other means of written communication addressed to the place where the principal executive office of the Corporation is located, or if published at least once in some newspaper of general circulation in the county in which the principal executive office is located.

    All notices shall be given to each shareholder entitled thereto not less than ten (10) days nor more than sixty (60) days before each Annual Meeting. Any such notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any such notice in accordance with the foregoing provisions, executed by the Secretary, Assistant Secretary or any transfer agent of the Corporation shall be prima facie evidence of the giving of the notice. Such notices shall specify:

        (i) the place, the date and the hour of each meeting;

        (ii) those matters which the Board, at the time of the mailing of the notice, intends to present for action by the shareholders;

        (iii) if directors are to be elected, the names of nominees intended at the time of the notice to be presented by the Board for election;

        (iv) the general nature of a proposal, if any, to take action with respect to approval of: (a) a contract or other transaction with an interested director, (b) amendment of the Articles of Incorporation, (c) a reorganization of the Corporation as defined in Section 181 of the California General Corporation Law, (d) a voluntary dissolution of the Corporation, or (e) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, if any; and

        (v) such other matters, if any, as may be required by law.

    Section 2.3. SPECIAL MEETINGS. Special meetings of the shareholders, for the purpose of taking any action permitted by the shareholders under the California General Corporation Law and the Articles of Incorporation of the Corporation, may be called at any time by the Chairman of the Board or the President, or by the Board, or by one or more shareholders holding not less than ten percent (10%) of the votes entitled to be cast at the meeting. Upon request in writing that a special meeting of shareholders be called for any purpose, directed to the Chairman of the Board, President, Vice President or Secretary by any person (other than the Board) entitled to call a special meeting of shareholders, the officer forthwith shall cause notice to be given to shareholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after receipt of the request. Except in special cases where other express provision is made by statute, notice of special meetings shall be given in the same manner as for annual meetings of shareholders. In addition to the matters required by items (i), and if applicable, (ii) and (iii) of the preceding Section, notice of any special meeting shall specify the general nature of the business to be transacted, and no other business may be transacted at such meeting.

    Section 2.4. QUORUM. The presence in person or by proxy of the persons entitled to vote a majority of the voting shares at any meeting shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

    Section 2.5. ADJOURNED MEETINGS AND NOTICE THEREOF. Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy thereat, but in the absence of a quorum no other business may be transacted at such meeting, except as provided in Section 2.4 above.

    When any shareholders' meeting, either annual or special, is adjourned for forty-five (45) days or more, or if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting. Except as provided above, it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement of the time and place thereof at the meeting at which such adjournment is taken.

    Section 2.6. VOTING. Unless a record date for voting purposes be fixed as provided in Section 5.1 of these Bylaws, then, subject to the provisions of Sections 702 through 704 of the California Corporations Code (relating to voting of shares held by a fiduciary, in the name of a corporation or in joint ownership), only persons in whose names shares entitled to vote stand on the stock records of the Corporation at the close of business on the business day next preceding the day on which notice of the meeting is given or if such notice is waived, at the close of business on the business day next preceding the day on which the meeting of shareholders is held, shall be entitled to vote at such meeting, and such day shall be the record date for such meeting. Such vote may be oral or by ballot; provided, however, that all elections for directors must be by ballot upon demand made by a shareholder at any election and before the voting begins. If a quorum is present, except with respect to election of directors, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the California General Corporation Law or the Articles of Incorporation. Subject to the requirements of the next sentence, every shareholder entitled to vote at any election for directors shall have the right to cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which such shareholder's shares are entitled, or to distribute his or her votes on the same principal among as many candidates as the shareholder shall think fit. No shareholder shall be entitled to cumulate votes unless the name of the candidate or candidates for whom the votes would be cast has been placed in nomination prior to the voting and at least one shareholder has given notice at the meeting, prior to the voting, of the shareholder's intention to cumulate his or her votes. The candidates receiving the highest number of affirmative votes of shares entitled to be voted for them, up to the number of directors to be elected, shall be elected. Votes against the directors and votes withheld shall have no legal effect.

    Section 2.7. VALIDATION OF DEFECTIVELY CALLED OR NOTICED MEETINGS. The transactions of any meeting of shareholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy signs a waiver of notice or a consent to the holding of the meeting, or an approval of the minutes thereof. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in Section 2.2(c)(iv) of these Bylaws, the waiver of notice or consent shall state the general nature of the proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

    Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice of the meeting if that objection is expressly made at the meeting.

    Section 2.8.  ACTION WITHOUT MEETING.

        (a) ELECTION OF DIRECTORS. Directors may be elected without a meeting by a consent in writing, setting forth the action so taken, signed by all of the persons who would be entitled to vote for the election of directors, provided that, without notice, except as hereinafter set forth, a director may be elected at any time to fill a vacancy (other than one created by removal) not filled by the directors, by the written consent of persons holding a majority of the outstanding shares entitled to vote for the election of directors.

        (b) OTHER ACTION. Any other action which, under any provision of the California General Corporation Law, may be taken at a meeting of the shareholders, may be taken without a meeting, and without prior notice except as hereinafter set forth, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Unless the consents of all shareholders entitled to vote have been solicited in writing:

           (i) Notice of any proposed shareholder approval of (a) a contract or other transaction with an interested director, (b) indemnification of an agent of the Corporation as authorized by Section 3.17 of these Bylaws,
       (c) a reorganization of the Corporation as defined in Section 181 of the California General Corporation Law, or (d) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, if any, without a meeting by less than unanimous written consent, shall be given at least ten (10) days before the consummation of the action authorized by such approval; and

           (ii) Prompt notice shall be given at the taking of any other corporate action approved by shareholders without a meeting by less than unanimous written consent, to those shareholders entitled to vote who have not consented in writing. Such notices shall be given as provided in
       Section 2.2(c) of these Bylaws.

    Unless, as provided in Section 5.1 of these Bylaws, the Board has fixed a record date for the determination of shareholders entitled to notice of and to give such written consent, the record date for such determination shall be the day on which the first written consent is given. All such written consents shall be filed with the Secretary of the Corporation.

    Any shareholder giving a written consent, or the shareholder's proxyholders, or a transferee of the shares, or a personal representative of the shareholder, or their respective proxyholders, may revoke the consent by a writing received by the Corporation prior to the time that written consents by the number of shares required to authorize the proposed action have been filed with the Secretary of the Corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the Secretary of the Corporation.

    Section 2.9. PROXIES. Every person entitled to vote or execute consents shall have the right to do so either in person or by one or more agents authorized by a written proxy. A proxy may be in the form of a written authorization signed or an electronic transmission authorized by a shareholder or the shareholder's agent. A proxy may be transmitted by an oral telephonic transmission if it is submitted with information from which it may be determined that the proxy was authorized by the shareholder or the shareholder's agent. Any proxy duly executed is not revoked and continues in full force and effect until
(i) an instrument revoking it or a duly executed proxy bearing a later date is filed with the Secretary of the Corporation prior to the vote pursuant thereto,
(ii) the person executing the proxy attends the meeting and votes in person,  or
(iii) written notice of the death or incapacity of the maker of such proxy is received by the Corporation before the vote pursuant thereto is counted; provided, that no such proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless the person executing it specifies therein the length of time for which said proxy is to continue in force.

    Section 2.10. INSPECTORS OF ELECTION. In advance of any meeting of shareholders the Board may appoint inspectors of election to act at the meeting and any adjournment thereof. If inspectors of election are not so appointed, or if any persons so appointed fail to appear or refuse to act, the Chairman of any meeting of shareholders may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election (or persons to replace those who so fail or refuse) at

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the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares represented in person or by proxy shall determine whether one or three inspectors are to be appointed.

    The duties of the inspectors shall be as prescribed in Section 707 of the California General Corporation Law and shall include: (i) determining the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies; (ii) receiving votes, ballots or consents; (iii) hearing and determining all challenges and questions in any way arising in connection with the right to vote; (iv) counting and tabulating all votes or consents; (v) determining when the polls shall close; (vi) determining the result; and (vii) such other acts as may be proper to conduct the election or vote with fairness to all shareholders. In the determination of the validity and effect of proxies, the dates contained on the forms of proxy shall presumptively determine the order of execution on the proxies, regardless of postmark dates on the envelopes in which they are mailed.

    The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

    Section 2.11. NOMINATION OF DIRECTORS. Nominations for election of members of the Board may be made by the Board or by any shareholder of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nomination is to be made) shall be made in writing and shall be delivered or mailed to the Secretary of the Corporation by the later of: the close of business twenty-one (21) days prior to any meeting of shareholders called for election of directors, or ten (10) days after the date of mailing notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (i) the name and address of each proposed nominee; (ii) the principal occupation of each proposed nominee; (iii) the number of shares of capital stock of the Corporation owned by each proposed nominee; (iv) the name and residence address of the notifying shareholder; (v) the number of shares of capital stock of the Corporation owned by the notifying shareholder; and (vi) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the Chairman of the meeting, and upon the Chairman's instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

    A copy of the preceding paragraph shall be set forth in the notice to shareholders of any meeting at which directors are to be elected.

                                  ARTICLE III
                                   DIRECTORS

    Section 3.1. POWERS. Subject to limitation of the Articles of Incorporation and of the California General Corporation Law as to action to be authorized or approved by the shareholders, and subject to the duties of directors as prescribed by the Bylaws, and subject to the rules and regulations as may be promulgated from time to time by applicable regulatory authorities, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be controlled by, the Board.

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


    Section 3.2 NUMBER AND QUALIFICATION OF DIRECTORS. The authorized number of directors of the Corporation shall not be less than eight (8) nor more than fifteen (15) until changed by amendment of the Articles of Incorporation or by a bylaw amending this Section 3.2 duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote, provided that a proposal to reduce the authorized minimum number of directors below five cannot be adopted. The exact number of directors shall be fixed from time to time, within the limits specified in this Section 3.2: (i) by a resolution duly adopted by the Board; (ii) by a Bylaw or amendment thereof duly adopted by the vote of a majority of the outstanding shares entitled to vote; or (iii) by approval of the shareholders (as defined in Section 153 of the California General Corporation Law). No amendment may change the stated maximum number of authorized directors to a number greater than two times the stated minimum number of directors minus one.


    Subject to the foregoing provisions for changing the number of directors, the number of directors of this Corporation has been fixed at ten (10).

    Section 3.3. ELECTION AND TERM OF OFFICE. The directors shall be elected at each annual meeting of shareholders, but if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders held for that purpose or by written consent in accordance with Section 2.8 of these Bylaws. All directors shall hold office until their respective successors are elected, subject to the California General Corporation Law and the provisions of these Bylaws with respect to vacancies on the Board.

    Section 3.4  [RESERVED].

    Section 3.5. REMOVAL OF DIRECTORS. The entire Board or any individual director may be removed from office by a vote of shareholders holding a majority of the outstanding shares entitled to vote at an election of directors. A material breach of the Corporation's Code of Ethics or a director's failure to attend at least seventy-five percent (75%) of the Board meetings held during the director's term of office may constitute grounds for removal. However, unless the entire Board is removed, no individual director may be removed when the votes cast against removal, or not consenting in writing to such removal, would be sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director's most recent election were then being elected.

    Section 3.6.  VACANCIES.   A vacancy in the Board  shall be deemed to  exist
(i) in case of the death, resignation or removal of any director, (ii) if a director has been declared of unsound mind by order of court or convicted of a felony, (iii) if the authorized number of directors be increased, or (iv) if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

    Vacancies in the Board, except for a vacancy created by the removal of a director, may be filled by a majority of the remaining directors, though less than a quorum or by a sole remaining director, and each director so elected shall hold office until his or her successor is elected at an annual or a special meting of the shareholders. A vacancy in the Board created by the removal of a director may only be filled by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of all of the outstanding shares.

    The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. Any such election by written consent (except to fill a vacancy created by removal) shall require the consent of holders of a majority of the outstanding shares entitled to vote.

    Any director may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board of the Corporation, unless the notice specifies a later time for

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
the effectiveness of such resignation. If the Board accepts the resignation of a director tendered to take effect at a future time, the Board or the shareholders shall have the power to elect a successor to take office when the resignation is to become effective.

    No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his or her term of office.

    Section 3.7. FREQUENCY AND PLACE OF MEETING. The Board shall hold a meeting at least once each calendar quarter. Regular meetings of the Board shall be held at any place and time which has been designated from time to time by resolution of the Board or by written consent of all members of the Board. In the absence of such designation, regular meetings shall be held at the principal executive office of the Corporation. Special meetings of the Board may be held either at a place so designated or at the principal executive office.

    Section 3.8. ORGANIZATIONAL MEETING. Immediately following each annual meeting of shareholders, the Board shall hold a regular meeting at the place of the annual meeting or at such other place as shall be fixed by the Board, for the purpose of organization, election of officers and the transaction of other business. Call and notice of such meetings are hereby dispensed with.

    Section 3.9. OTHER REGULAR MEETINGS. Other regular meetings of the Board shall be held at any place and time which has been designated from time to time by resolution of the Board or by written consent of all members of the Board. Notice of all such regular meetings of the Board is hereby dispensed with.

    Section  3.10.   SPECIAL MEETINGS.   Special meetings  of the  Board for any
purpose or purposes may be called at any time by the Chairman of the Board, the President or by any two directors.

    Special meetings shall be held upon four days' notice by mail or other form of written communication, or 24 hours notice received personally, by telephone or by facsimile or comparable means of communication. Written notice of the time and place of special meetings shall be addressed to the director at the director's address as it is shown upon the records of the Corporation or, if it is not so shown on such records or is not readily ascertainable, at the place at which the meetings of the directors are regularly held.

    Any notice shall state the date, place and hour of the meeting and may state the general nature of the business to be transacted and that other business may be transacted at the meeting.

    Section 3.11. ACTION WITHOUT MEETING. Any action by the Board may be taken without a meeting if all members of the Board shall individually or collectively consent in writing to the action. The written consent or consents shall be filed with the minutes of the proceedings of the Board and shall have the same force and effect as a unanimous vote of the directors.

    Section 3.12. ACTION AT A MEETING, QUORUM AND REQUIRED VOTE. Presence of a majority of the authorized number of directors at a meeting of the Board constitutes a quorum for the transaction of business, except as hereinafter provided. Members of the Board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. (Participation in a meeting as permitted in the preceding sentence constitutes presence in person at the meeting.) Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board, unless a greater number, or the same number after disqualifying one or more directors from voting, is required by law, by the Articles of Incorporation or by these Bylaws. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of a director or directors, provided that any action taken is approved by at least a majority of the required quorum for the meeting.

    Section 3.13. VALIDATION OF DEFECTIVELY CALLED OR NOTICED MEETINGS. The transactions of any meeting of the Board, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present and if, either before or after the

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
meeting, each of the directors not present or who, though present, has prior to the meeting or at its commencement, protested the lack of proper notice: (i) signs a written waiver of notice or a consent to holding such meeting or an approval of the minutes thereof; or (ii) waives notice and withdraws his or her objection. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

    Section 3.14.   ADJOURNMENT.   A majority of  the directors  present at  any
directors' meeting, either regular or special, may adjourn to another time and place.

    Section 3.15. NOTICE OF ADJOURNMENT. If the meeting is adjourned for more than 24 hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of adjournment. Otherwise notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned.

    Section 3.16. FEES AND COMPENSATION. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the Board.

    Section 3.17. INDEMNIFICATION OF AGENTS OF THE CORPORATION; PURCHASE OF LIABILITY INSURANCE.

        (a) For the purposes of this Section: "agent" means any person who is or was a director, officer, employee or other agent of this Corporation, or is or was serving at the request of this Corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a director, officer, employee or agent of a foreign or domestic Corporation which was a predecessor corporation of this Corporation or of another enterprise at the request of such predecessor Corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes, without limitation, attorneys' fees and any expenses of establishing a right to indemnification under subdivision (d) or subdivision (e)(4) of this Section.

        (b) This Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any proceeding (other than an action by or in the right of this Corporation) by reason of the fact that such person is or was an agent of this Corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the proceeding if the person acted in good faith and in a manner the person reasonably believed to be in the best interests of this Corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of the person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Corporation or that the person had reasonable cause to believe that the person's conduct was unlawful.

        (c) This Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of this Corporation to procure a judgment in its favor by reason of the fact that the person is or was an agent of this Corporation, against expenses actually and reasonably incurred by the person in connection with the defense or settlement of the action if the person acted in good faith, in a manner the person believed to be in the best interests of this Corporation and its shareholders. No indemnification shall be made under this subdivision (c):

           (1) In respect to any claim, issue or matter as to which the person shall have been adjudged to be liable to this Corporation and its shareholders, in the performance of the person's duty to this Corporation, unless and only to the extent that the court in which the proceeding is or was pending shall determine upon application that, in view of all the circumstances of this case, the person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine.

           (2) Of amounts paid in settling or otherwise disposing of a pending action, without court approval.

           (3) Of expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval.

        (d) To the extent that an agent of this Corporation has been successful on the merits in defense of any proceedings referred to in subdivision (b) or (c) or in defense of any claim, issue or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

        (e) Except as provided in subdivision (d), any indemnification under this Section shall be made by this Corporation only if authorized in the specific case, upon a determination that indemnification of that agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in subdivision (b) or (c), by any of the following:

           (1) A majority vote of a quorum consisting of directors who are not parties to such proceeding.

           (2) If such a quorum of directors is not obtainable, by independent legal counsel in a written opinion.

           (3) Approval of the shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon.

           (4) The court in which the proceeding is or was pending upon application made by the Corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not the application by the agent, attorney or other person is opposed by the Corporation.

        (f) Expenses incurred in defending any proceeding may be advanced by this Corporation prior to the final disposition of the proceeding upon receipt of a written undertaking by or on behalf of the agent to repay such amount if it shall be determined ultimately that the agent is not entitled to be indemnified as authorized in this Section.

        (g) The indemnification provided by this Section shall not be deemed exclusive of any additional rights to indemnification that are authorized in the Articles of Incorporation. Nothing in this Section shall affect any right to indemnification to which persons other than the directors and officers may be entitled by contract or otherwise.

        (h) No indemnification or advance shall be made under this Section, except as provided in subdivision (d) or subdivision (e)(4) of this Section, in any circumstance where it appears:

           (1) That it would be inconsistent with a provision of the Articles of Incorporation, the Bylaws, a resolution of the shareholders or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification.

           (2) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

        (i) Upon a determination by the Board, this Corporation may purchase and maintain insurance on behalf of any agent of the Corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such whether or not this Corporation would have the power to indemnify the agent against such liability under the provisions of this Section.

        (j) This Section does not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in that person's capacity as such, even though the person may also be an agent, as defined in subdivision (a) of this Section, of the Corporation. The

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    Corporation shall have power to indemnify such a trustee, investment manager or other fiduciary to the extent permitted by subdivision (f) of Section 207 of the California General Corporation Law.

    Section 3.18. COMMITTEES. The Board may, by resolution or committee charter adopted by a majority of the authorized number of directors, designate one or more committees, each committee consisting of two or more directors, to serve at the pleasure of the Board. These committees may include, without limitation, an Executive Committee, an Audit Committee, a Stock Committee and any such other committees as the Board may deem appropriate. Any such committee, to the extent provided in the resolution of the Board or committee charter, may exercise those powers and responsibilities so designated, except that no committee shall be authorized to take action with respect to:

        (i) The approval of any action for which shareholder approval or approval of the outstanding shares is required.

        (ii) The filling of vacancies on the Board or in any committee.

        (iii) The amendment or repeal of Bylaws or the adoption of new Bylaws.

        (iv) The amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable.

        (v) The appointment of other committees of the Board or the members thereof.

        (vi) A distribution, except at a rate, in a periodic amount or within a price range set forth in the Articles of Incorporation or as determined by the Board.

                                   ARTICLE IV
                                    OFFICERS

    Section 4.1. OFFICERS. The Officers of the Corporation shall be a Chief Executive Officer, President, Secretary, Chief Financial Officer and, at the discretion of the Board, such other officers as may be deemed necessary ("Officers"). Any two or more Officer positions, except those of the President and Secretary, may be held by the same person. In appropriate circumstances, an Officer of the Corporation may be excluded by resolution of the Board or by a provision of the Bylaws from participation, other than in the capacity of a director if applicable, in major policymaking functions of the Corporation.

    Section 4.2. ELECTION. Except as otherwise provided in these Bylaws, the Officers of the Corporation shall be chosen by the Board, and each Officer shall be employed at will, unless employed for a determinate period of time pursuant to a written employment agreement approved by the Board, and shall have such authority and perform such duties as are provided in the Bylaws or as the Board may, from time to time, determine.

    Section 4.3. SUBORDINATE OFFICERS. The Corporation may have such subordinate officers as the business of the Corporation may require ("Subordinate Officers"), including one or more Vice Presidents, a Cashier, one or more Assistant Cashiers, Operations Officers and Managers. Subordinate Officers may be chosen by the Board, the Chief Executive Officer or the President, and such Officers and Subordinate Officers upon whom authority is conferred by the Board, the Chief Executive Officer or the President ("Authorized Officers"). Subordinate Officers shall be employed at will, unless employed for a determinate period of time pursuant to a written employment agreement approved by the Board, and shall have such authority and perform such duties as are provided in the Bylaws or as the Board, Chief Executive Officers, President or Authorized Officers may, from time to time, determine.

    Section 4.4.  REMOVAL AND RESIGNATION.   Any Officer may be removed,  either
with or without cause, by the Board, subject, in each case, to the rights, if any, of an Officer under any contract or

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employment. Any Subordinate Officer  may be removed, with  or without cause,  by the Board, Chief Executive Officer, President or Authorized Officer, subject to such rights, if any, of a Subordinate Officer under a written employment agreement.

    Any Officer or Subordinate Officer may resign at any time by giving written notice to the Board or to the President, or to the Secretary of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

    Section 4.5.    VACANCIES.   A  vacancy  in  any office  because  of  death,
resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to such office.

    Section 4.6. CHAIRMAN OF THE BOARD; VICE-CHAIRMAN. The Executive Committee of the Board shall nominate the Chairman of the Board, subject to approval by the Board. The Chairman of the Board shall also serve as Chairman of the Executive Committee and shall serve in such capacities for a maximum of three consecutive one-year terms. The Chairman shall be an officer of the Board and shall, if present, preside at all meetings of the Board. The Chairman may exercise and perform such other powers and duties as may be from time to time be assigned by the Board or prescribed by the Bylaws. The Chairman shall not, however, be deemed an Officer of the Corporation.

    The Executive Committee of the Board shall nominate a Vice-Chairman of the Board, subject to approval by the Board. Any Vice-Chairman so approved may serve a maximum of three consecutive one-year terms. The Vice-Chairman shall have such powers and perform such duties as may be from time to time be assigned by the Board or the Chairman of the Board and shall preside at any meeting of the Board at which the Chairman is absent or otherwise unable to serve. The Vice-Chairman shall not be deemed an Officer of the Corporation.

    Section 4.7. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall, subject to the control of the Board, have general supervision, direction and control of the business and officers of the Corporation. The Chief Executive Officer shall exercise and perform such other powers and duties as may be from time to time assigned by the Board or prescribed by the Bylaws.

    Section 4.8. PRESIDENT. Subject to such supervisory powers, if any, as may be given by the Board to the Chairman of the Board, the President shall preside at all meetings of the shareholders and at all meetings of the Board when the Chairman of the Board and the Vice-Chairman of the Board are absent or otherwise unable to serve. The President shall have the general powers and duties of management usually vested in the office of the President of a bank and shall have such other powers and duties as may be prescribed by law, the Board or the Bylaws.

    Section 4.9. VICE PRESIDENT. In the absence or disability of the President, the Vice Presidents in order of their rank as fixed by the Board or, if not ranked, the Vice President designated by the Board, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board or the Bylaws. No Vice President shall preside over meetings of the shareholders or at meetings of the Board in the absence or disability of the President and Chairman of the Board unless the Vice President so serving is also a Director.

    Section 4.10. SECRETARY. The Secretary shall record or cause to be recorded, and shall keep or cause to be kept, at the principal executive office and such other place or places as the Board may order, a book of minutes of actions taken at all meetings of directors and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof. In the event of any meeting in Executive Session or otherwise if the Secretary is not present, an Acting Secretary shall be designated by the Chairman of the meeting for the purpose of recording the minutes of actions taken at the meeting or Executive Session thereof.

    The Secretary shall keep, or cause to be kept, a copy of the Bylaws of the Corporation at the principal executive office or business office in accordance with Section 213 of the California General Corporation Law.

    The Secretary shall keep, or cause to be kept, at the principal executive office, or at the office of the Corporation's transfer agent, a share register, or a duplicate share register, showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, or the number and date of cancellation of every certificate surrendered for cancellation.

    The Secretary shall give, or cause to be given, notice of all the meetings of the shareholders and of the Board required by the Bylaws or by law to be given and shall have such other powers and perform such other duties as may be prescribed by the Board or by the Bylaws.

    Section 4.11. CHIEF FINANCIAL OFFICER. The Chief Financial Officer of the Corporation shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, and shall send or cause to be sent to the shareholders of the Corporation such financial statements and reports as are required to be sent to them by law or these Bylaws.

    The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board. The Chief Financial Officer shall disburse, or cause to be disbursed, the funds of the Corporation as may be ordered by the Board, shall render to the President and directors, whenever they request it, an account of all transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board or the Bylaws.

                                   ARTICLE V
                                 MISCELLANEOUS

    Section 5.1. RECORD DATE. The Board may fix a time in the future as a record date for the determination of the shareholders entitled to notice of and to vote at any meetings of shareholders or entitled to give consent to corporate action in writing without a meeting, to receive any report, to receive any dividend or distribution, or any allotment of rights or to exercise rights in respect to any change, conversion or exchange of shares. The record date so fixed shall be not more than sixty (60) days or less than ten (10) days prior to the date of any meeting or other event for the purpose of which it is fixed. When a record date is so fixed, only shareholders of record on that date are entitled to notice of and to vote at any such meeting, to give consent without a meeting, to receive any report, to receive a dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date.

    Section 5.2. INSPECTION OF CORPORATE RECORDS. Except as restricted or limited by applicable law, including Sections 1600 through 1605 of the California General Corporation Law, the accounting books and records, the record of shareholders and minutes of proceedings of the shareholders and the Board and committees of the Board of this Corporation and any subsidiary of this Corporation shall be open to inspection upon the written demand on the Corporation of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interest as shareholder or as the holder of such voting trust certificate. Such inspection by a shareholder or holder of a voting trust certificate may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

    Section 5.3. CHECKS, DRAFTS, ETC. All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board.

    Section 5.4. ANNUAL AND OTHER REPORTS. The Board of the Corporation shall cause an annual report to be sent to the shareholders not later than 120 days after the close of the fiscal or calendar year. Notwithstanding the foregoing sentence, however, the requirement for such annual report is dispensed with so long as this Corporation has less than 100 shareholders of record. If required to be sent to shareholders, the annual report shall contain a balance sheet as of the end of such fiscal year and an income statement and statement of changes in financial position for such fiscal year, accompanied by any report thereon of independent accountants or, if there is no such report, the certificate of an authorized officer of the Corporation that such statements were prepared without audit from the books and records of the Corporation.

    Section 5.5. CONTRACTS, ETC., HOW EXECUTED. The Board, except as in the Bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

    Section 5.6. CERTIFICATE OF SHARES. Every holder of shares in the Corporation shall be entitled to have a certificate signed in the name of the Corporation by the Chairman or Vice Chairman of the Board or the President or a Vice President and by the Chief Financial Officer or an assistant treasurer or the Secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

    No new certificate for shares shall be issued in lieu of an old certificate unless the latter is surrendered and cancelled at the same time. The Board may, however, in case any certificate for shares is lost, stolen, mutilated or destroyed, authorize the issuance of a new certificate in lieu thereof, upon such terms and conditions, including reasonable indemnification of the Corporation, as the Board shall determine.

    Section 5.7. INSPECTION OF BYLAWS. The Corporation shall keep in its principal executive office the original or a copy of the Bylaws as amended or otherwise altered to date, certified by the Secretary, which shall be open to inspection by the shareholders at all reasonable times during office hours.

    Section 5.8. CONSTRUCTION AND DEFINITIONS. Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the California General Corporation Law shall govern the construction of these Bylaws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular, number includes the plural and the plural number includes the singular, and the term "person" includes a Corporation as well as a natural person.

                                   ARTICLE VI
                                   AMENDMENTS

    Section 6.1. POWER OF SHAREHOLDERS. New Bylaws may be adopted or these Bylaws may be amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote, or by written assent of shareholders entitled to vote such shares, except as otherwise provided by law or by the Articles of Incorporation.

    Section 6.2. POWER OF DIRECTORS. Subject to the right of shareholders as provided in Section 6.1 to adopt, amend or repeal Bylaws, Bylaws may be adopted, amended or repealed by the Board provided, however, that the Board may adopt a bylaw or amendment thereof changing the authorized number of directors only for the purpose of fixing the exact number of directors within the limits specified in Section 3.2 of these Bylaws.

                      SILICON VALLEY BANCSHARES
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                       THURSDAY, APRIL 18, 1996

     The undersigned appoints JOHN C. DEAN and A. CATHERINE NGO, or either of them, with full power of substitution for himself or herself, as the Proxy Holder of the undersigned to vote and otherwise represent all of the shares registered in the name of the undersigned at the Annual Meeting of Shareholders of Silicon Valley Bancshares to be held on Thursday, April 18, 1996, at 4:00 p.m. at the RENAISSANCE MEETING CENTER AT TECHMART, SILICON VALLEY ROOM, 5201 GREAT AMERICA PARKWAY, SANTA CLARA, CALIFORNIA 95054 and any postponements or adjournments thereof, with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner.

1. To elect directors to serve for the ensuing year and until their successors are elected.

/ / FOR all nominees listed below, with the discretionary authority to cumulate votes, except votes withheld

/ / WITHHOLD AUTHORITY to vote for all nominees listed below

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME APPEARING IN THE LIST BELOW:

Gary K. Barr, James F. Burns, Jr., John C. Dean, David M. deWilde, Clarence J. Ferrari, Jr., Henry M. Gay, Daniel J. Kelleher, James R. Porter, Michael Roster, and Ann R. Wells


2. To ratify and approve an amendment to the Silicon Valley Bancshares 1989 Stock Option Plan increasing the number of shares reserved for issuance thereunder by 150,000 shares.

/ / FOR    / / AGAINST   / / ABSTAIN

3. To ratify and approve an amendment to Silicon Valley Bancshares' Bylaws changing the permitted range of the number of directors to a range of eight to 15.

/ / FOR    / / AGAINST   / / ABSTAIN

4. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors.

/ / FOR    / / AGAINST   / / ABSTAIN

5. To vote or otherwise represent the shares on any other business that may properly come before the meeting and any postponements or adjournments thereof, according to the Proxy Holder's decision and in their discretion.

                                                    (CONTINUED ON OTHER SIDE)

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE NOMINEES AND PROPOSALS, AND WITH RESPECT TO SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF, AS THE SAID PROXY HOLDERS DEEM ADVISABLE.
__________________________________
(Shareholder Signature)

__________________________________
(Name typed or printed)


Date signed______________________________________________________________, 199

I plan to attend the meeting.
                          / /  YES                           / /  NO

Sign exactly as your name(s) appear(s) on your stock certificate. A corporation is requested to sign its name by its President or other duly authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If stock is registered in two names, both should sign.

SHAREHOLDERS SHOULD MARK, SIGN AND DATE THIS PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE.